UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5225
                                                      --------

                        Oppenheimer Quest for Value Funds
                        ---------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                      Date of reporting period: 10/31/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.

OPPENHEIMER QUEST BALANCED FUND

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN COMMON STOCK INDUSTRIES
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Oil, Gas & Consumable Fuels                                                 8.4%
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Capital Markets                                                             6.1
--------------------------------------------------------------------------------
Biotechnology                                                               5.3
--------------------------------------------------------------------------------
Aerospace & Defense                                                         4.8
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Semiconductors & Semiconductor Equipment                                    4.7
--------------------------------------------------------------------------------
Diversified Financial Services                                              4.2
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    4.0
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Health Care Providers & Services                                            3.5
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Hotels, Restaurants & Leisure                                               3.5
--------------------------------------------------------------------------------
Household Durables                                                          3.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
ConocoPhillips                                                              7.6%
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Boeing Co.                                                                  4.8
--------------------------------------------------------------------------------
Biogen Idec, Inc.                                                           3.5
--------------------------------------------------------------------------------
WellPoint, Inc.                                                             3.5
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                                           3.5
--------------------------------------------------------------------------------
Bank of New York Mellon Corp.                                               3.2
--------------------------------------------------------------------------------
Roche Holding Ltd., Sponsored ADR                                           3.0
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                              3.0
--------------------------------------------------------------------------------
Countrywide Financial Corp.                                                 2.4
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       2.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on net assets. For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.

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                       7 | OPPENHEIMER QUEST BALANCED FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks                        59.3%
Bonds and Notes               25.8
Cash Equivalents              14.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on the total market value of investments.

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                       8 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Quest Balanced Fund's Class A shares (without sales charge), which invests in both stocks and bonds, underper-formed the Standard & Poor's 500 Index while outpacing the Lehman Brothers Aggregate Bond Index. The Fund's performance received a boost from an overweighting in equities, which outperformed bonds, and from well-timed moves in the bond portfolio. These contributions partly offset weakness in stocks with direct exposure to the troubled housing and mortgage industries. On the other hand, performance was held back by weaker stock selection in other areas, notably finance and consumer discretionary.

      Our strategy is to position the Fund's equity portfolio in undervalued stocks that, in our view, stand to appreciate once investors take into account a changing environment or the company's underappreciated strengths. For example, the Fund's largest position and largest contributor was ConocoPhillips. The share price for this integrated oil company surged as energy prices rose at various points during the year. Despite the gains, we believe the stock is still undervalued. A large percentage of ConocoPhillips' business is tied to the North American refinery and natural gas industries, areas of the energy sector that we believe will be more profitable in the future.

      Other strong contributors included technology companies EMC Corp. and Apple, Inc. We added Apple to the portfolio in mid-2006, in the belief that its share price did not adequately reflect the company's potential to capture market share in the personal-computer business. The success of its iPods had created a "halo effect" that was boosting sales of its laptops and personal computers, the company's largest business segment. The stock price subsequently doubled and we opted to exit the position as it appreciated.

      We also sold our investment in EMC, a provider of software for protecting and maximizing information technology systems, after it appreciated strongly. The gains at EMC were driven by the successful spinoff of its virtualization software division, VMware.

      In contrast, we maintained or added to our investments in the housing and mortgage industries, even though two stocks in these industries (i.e., homebuilder Centex Corp.--which we sold and replaced with other housing stocks--and mortgage lender Countrywide Financial Corp.) were the largest detractors from results. While it seems very likely that the worst is not yet over for these industries, we believe the long-term dynamics are favorable and current stock prices are attractive. Maintaining the Fund's investment in these areas makes it possible for the Fund to recoup the year's losses once these industries recover.


                       9 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      The Fund's bond portfolio benefited from a well-timed repositioning in the summer. We initially invested defensively, maintaining a below-index duration (i.e., a relatively low sensitivity to interest-rate movements). We emphasized short-term, high-quality corporate bonds, which provided higher yields than comparable-maturity Treasuries for little incremental risk. Anticipating that the mortgage crisis would spill over to the rest of the bond market during the summer, we lengthened the duration beginning in July and shifted approximately 40% of the fixed-income assets from corporate bonds to the government sector (i.e., Treasury and agency securities). Both moves were additive. Longer-term securities appreciated most after the Fed cut interest rates in the last three months of the period, and Treasury prices rose sharply after July as wary investors sought the relative safety of government-backed bonds.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2007. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on May 1, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                      10 | OPPENHEIMER QUEST BALANCED FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest Balanced Fund, Inc.(SM) (Class A)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Value of Investment            S&P 500 Index
        Date                            In Fund               Reinvested Monthly

     10/31/1997                           9,425                     10,000
     01/31/1998                          10,221                     10,760
     04/30/1998                          11,393                     12,250
     07/31/1998                          11,065                     12,396
     10/31/1998                          12,055                     12,201
     01/31/1999                          13,797                     14,258
     04/30/1999                          14,489                     14,924
     07/31/1999                          14,537                     14,900
     10/31/1999                          14,645                     15,332
     01/31/2000                          14,338                     15,732
     04/30/2000                          14,526                     16,434
     07/31/2000                          14,154                     16,236
     10/31/2000                          15,491                     16,264
     01/31/2001                          16,549                     15,590
     04/30/2001                          16,900                     14,303
     07/31/2001                          16,791                     13,910
     10/31/2001                          15,746                     12,216
     01/31/2002                          15,833                     13,075
     04/30/2002                          15,010                     12,499
     07/31/2002                          12,455                     10,625
     10/31/2002                          12,301                     10,372
     01/31/2003                          12,969                     10,067
     04/30/2003                          13,951                     10,836
     07/31/2003                          15,119                     11,756
     10/31/2003                          16,221                     12,528
     01/31/2004                          17,557                     13,545
     04/30/2004                          17,142                     13,314
     07/31/2004                          17,384                     13,303
     10/31/2004                          17,809                     13,707
     01/31/2005                          18,223                     14,387
     04/30/2005                          17,746                     14,157
     07/31/2005                          19,187                     15,171
     10/31/2005                          18,430                     14,902
     01/31/2006                          19,291                     15,880
     04/30/2006                          19,890                     16,337
     07/31/2006                          19,108                     15,987
     10/31/2006                          20,415                     17,335
     01/31/2007                          21,578                     18,182
     04/30/2007                          22,248                     18,825
     07/31/2007                          22,089                     18,565
     10/31/2007                          21,838                     19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year 0.82%     5-Year 10.84%     10-Year 8.12%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      11 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest Balanced Fund(SM) (Class B)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Value of Investment           S&P 500 Index
           Date                          In Fund              Reinvested Monthly

        10/31/1997                       10,000                     10,000
        01/31/1998                       10,830                     10,760
        04/30/1998                       12,047                     12,250
        07/31/1998                       11,682                     12,396
        10/31/1998                       12,708                     12,201
        01/31/1999                       14,526                     14,258
        04/30/1999                       15,235                     14,924
        07/31/1999                       15,261                     14,900
        10/31/1999                       15,356                     15,332
        01/31/2000                       15,007                     15,732
        04/30/2000                       15,188                     16,434
        07/31/2000                       14,766                     16,236
        10/31/2000                       16,140                     16,264
        01/31/2001                       17,218                     15,590
        04/30/2001                       17,562                     14,303
        07/31/2001                       17,415                     13,910
        10/31/2001                       16,305                     12,216
        01/31/2002                       16,380                     13,075
        04/30/2002                       15,509                     12,499
        07/31/2002                       12,850                     10,625
        10/31/2002                       12,656                     10,372
        01/31/2003                       13,314                     10,067
        04/30/2003                       14,305                     10,836
        07/31/2003                       15,473                     11,756
        10/31/2003                       16,585                     12,528
        01/31/2004                       17,951                     13,545
        04/30/2004                       17,528                     13,314
        07/31/2004                       17,774                     13,303
        10/31/2004                       18,209                     13,707
        01/31/2005                       18,632                     14,387
        04/30/2005                       18,145                     14,157
        07/31/2005                       19,617                     15,171
        10/31/2005                       18,844                     14,902
        01/31/2006                       19,724                     15,880
        04/30/2006                       20,337                     16,337
        07/31/2006                       19,537                     15,987
        10/31/2006                       20,874                     17,335
        01/31/2007                       22,063                     18,182
        04/30/2007                       22,748                     18,825
        07/31/2007                       22,586                     18,565
        10/31/2007                       22,328                     19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year 1.17%     5-Year 11.04%     10-Year 8.36%


                      12 | OPPENHEIMER QUEST BALANCED FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest Balanced Fund(SM) (Class C)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Value of Investment           S&P 500 Index
           Date                          In Fund              Reinvested Monthly

        10/31/1997                       10,000                     10,000
        01/31/1998                       10,832                     10,760
        04/30/1998                       12,049                     12,250
        07/31/1998                       11,685                     12,396
        10/31/1998                       12,712                     12,201
        01/31/1999                       14,524                     14,258
        04/30/1999                       15,235                     14,924
        07/31/1999                       15,270                     14,900
        10/31/1999                       15,356                     15,332
        01/31/2000                       15,006                     15,732
        04/30/2000                       15,188                     16,434
        07/31/2000                       14,774                     16,236
        10/31/2000                       16,139                     16,264
        01/31/2001                       17,221                     15,590
        04/30/2001                       17,565                     14,303
        07/31/2001                       17,420                     13,910
        10/31/2001                       16,309                     12,216
        01/31/2002                       16,383                     13,075
        04/30/2002                       15,512                     12,499
        07/31/2002                       12,851                     10,625
        10/31/2002                       12,657                     10,372
        01/31/2003                       13,331                     10,067
        04/30/2003                       14,326                     10,836
        07/31/2003                       15,484                     11,756
        10/31/2003                       16,579                     12,528
        01/31/2004                       17,918                     13,545
        04/30/2004                       17,461                     13,314
        07/31/2004                       17,684                     13,303
        10/31/2004                       18,088                     13,707
        01/31/2005                       18,460                     14,387
        04/30/2005                       17,961                     14,157
        07/31/2005                       19,374                     15,171
        10/31/2005                       18,577                     14,902
        01/31/2006                       19,405                     15,880
        04/30/2006                       19,968                     16,337
        07/31/2006                       19,154                     15,987
        10/31/2006                       20,429                     17,335
        01/31/2007                       21,554                     18,182
        04/30/2007                       22,182                     18,825
        07/31/2007                       21,981                     18,565
        10/31/2007                       21,683                     19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year 5.15%     5-Year 11.37%    10-Year 8.05%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      13 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest Balanced Fund(SM) (Class N)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Value of Investment           S&P 500 Index
           Date                          In Fund              Reinvested Monthly

        03/01/2001                       10,000                     10,000
        04/30/2001                       10,345                     10,094
        07/31/2001                       10,271                      9,817
        10/31/2001                        9,630                      8,621
        01/31/2002                        9,690                      9,227
        04/30/2002                        9,183                      8,821
        07/31/2002                        7,616                      7,499
        10/31/2002                        7,512                      7,320
        01/31/2003                        7,920                      7,104
        04/30/2003                        8,514                      7,647
        07/31/2003                        9,219                      8,296
        10/31/2003                        9,879                      8,841
        01/31/2004                       10,686                      9,559
        04/30/2004                       10,420                      9,396
        07/31/2004                       10,567                      9,388
        10/31/2004                       10,814                      9,674
        01/31/2005                       11,055                     10,154
        04/30/2005                       10,763                      9,991
        07/31/2005                       11,620                     10,707
        10/31/2005                       11,150                     10,517
        01/31/2006                       11,667                     11,207
        04/30/2006                       12,020                     11,530
        07/31/2006                       11,539                     11,282
        10/31/2006                       12,316                     12,234
        01/31/2007                       13,007                     12,832
        04/30/2007                       13,401                     13,285
        07/31/2007                       13,299                     13,102
        10/31/2007                       13,136                     14,014

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year 5.66%     5-Year 11.83%     Since Inception (3/1/01) 4.18%


                      14 | OPPENHEIMER QUEST BALANCED FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest Balanced Fund(SM) (Class Y)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Value of Investment           S&P 500 Index
           Date                          In Fund              Reinvested Monthly

        05/01/2000                       10,000                     10,000
        07/31/2000                        9,795                      9,879
        10/31/2000                       10,732                      9,897
        01/31/2001                       11,482                      9,487
        04/30/2001                       11,740                      8,703
        07/31/2001                       11,677                      8,464
        10/31/2001                       10,962                      7,434
        01/31/2002                       11,046                      7,956
        04/30/2002                       10,484                      7,605
        07/31/2002                        8,712                      6,466
        10/31/2002                        8,607                      6,311
        01/31/2003                        9,089                      6,126
        04/30/2003                        9,787                      6,594
        07/31/2003                       10,611                      7,153
        10/31/2003                       11,396                      7,623
        01/31/2004                       12,344                      8,242
        04/30/2004                       12,058                      8,101
        07/31/2004                       12,247                      8,095
        10/31/2004                       12,555                      8,341
        01/31/2005                       12,848                      8,755
        04/30/2005                       12,533                      8,614
        07/31/2005                       13,551                      9,232
        10/31/2005                       13,031                      9,068
        01/31/2006                       13,646                      9,663
        04/30/2006                       14,085                      9,941
        07/31/2006                       13,541                      9,728
        10/31/2006                       14,480                     10,548
        01/31/2007                       15,319                     11,064
        04/30/2007                       15,804                     11,455
        07/31/2007                       15,703                     11,297
        10/31/2007                       15,535                     12,083

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/07
1-Year 7.29%   5-Year 12.54%   Since Inception (5/1/00) 6.05%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      15 | OPPENHEIMER QUEST BALANCED FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


                      16 | OPPENHEIMER QUEST BALANCED FUND

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      17 | OPPENHEIMER QUEST BALANCED FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of


                      18 | OPPENHEIMER QUEST BALANCED FUND
the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                     BEGINNING   ENDING      EXPENSES
                                     ACCOUNT     ACCOUNT     PAID DURING
                                     VALUE       VALUE       6 MONTHS ENDED
                                     5/1/07      10/31/07    OCTOBER 31, 2007
------------------------------------------------------------------------------
Class A Actual                       $1,000.00   $  981.60   $5.71
------------------------------------------------------------------------------
Class A Hypothetical                  1,000.00    1,019.46    5.82
------------------------------------------------------------------------------
Class B Actual                        1,000.00      978.00    9.62
------------------------------------------------------------------------------
Class B Hypothetical                  1,000.00    1,015.53    9.80
------------------------------------------------------------------------------
Class C Actual                        1,000.00      977.50    9.37
------------------------------------------------------------------------------
Class C Hypothetical                  1,000.00    1,015.78    9.55
------------------------------------------------------------------------------
Class N Actual                        1,000.00      980.20    7.11
------------------------------------------------------------------------------
Class N Hypothetical                  1,000.00    1,018.05    7.25
------------------------------------------------------------------------------
Class Y Actual                        1,000.00      982.90    4.26
------------------------------------------------------------------------------
Class Y Hypothetical                  1,000.00    1,020.92    4.34

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended October 31, 2007 are as follows:

CLASS          EXPENSE RATIOS
------------------------------
Class A             1.14%
------------------------------
Class B             1.92
------------------------------
Class C             1.87
------------------------------
Class N             1.42
------------------------------
Class Y             0.85

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                      19 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS  October 31, 2007
--------------------------------------------------------------------------------

                                                                                                      SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--69.0%
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.9%
-------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.5%
Yum! Brands, Inc.                                                                                  4,800,000   $   193,296,000
-------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.4%
Lennar Corp., Cl. A 1                                                                              4,200,000        95,970,000
-------------------------------------------------------------------------------------------------------------------------------
Pulte Homes, Inc.                                                                                  6,400,000        94,976,000
                                                                                                               ----------------
                                                                                                                   190,946,000

-------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.4%
Family Dollar Stores, Inc.                                                                         3,000,000        76,050,000
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.6%
PetSmart, Inc.                                                                                     3,000,000        89,850,000
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.0%
-------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--4.0%
Sysco Corp.                                                                                        2,500,000        85,725,000
-------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                              3,000,000       135,630,000
                                                                                                               ----------------
                                                                                                                   221,355,000

-------------------------------------------------------------------------------------------------------------------------------
ENERGY--8.4%
-------------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--8.4%
Chevron Corp.                                                                                        500,000        45,755,000
-------------------------------------------------------------------------------------------------------------------------------
ConocoPhillips                                                                                     5,000,000       424,800,000
                                                                                                               ----------------
                                                                                                                   470,555,000

-------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--15.8%
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--6.1%
Bank of New York Mellon Corp.                                                                      3,600,000       175,860,000
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. 1                                                                   2,600,000       164,684,000
                                                                                                               ----------------
                                                                                                                   340,544,000

-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.2%
CIT Group, Inc.                                                                                    3,200,000       112,768,000
-------------------------------------------------------------------------------------------------------------------------------
Moody's Corp. 1                                                                                    2,700,000       118,044,000
                                                                                                               ----------------
                                                                                                                   230,812,000

-------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.6%
Ambac Financial Group, Inc. 1                                                                      2,406,100        88,616,663
-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--1.2%
Annaly Mortgage Management, Inc.                                                                   4,027,126        68,823,583


                      20 | OPPENHEIMER QUEST BALANCED FUND

                                                                                                      SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.7%
Countrywide Financial Corp. 1                                                                      8,752,591   $   135,840,212
-------------------------------------------------------------------------------------------------------------------------------
PMI Group, Inc. (The)                                                                              1,000,000        16,030,000
                                                                                                               ----------------
                                                                                                                   151,870,212

-------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--12.1%
-------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--5.3%
Biogen Idec, Inc. 2                                                                                2,650,000       197,266,000
-------------------------------------------------------------------------------------------------------------------------------
ImClone Systems, Inc. 2                                                                              400,000        17,260,000
-------------------------------------------------------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc. 2                                                                  1,700,000        37,400,000
-------------------------------------------------------------------------------------------------------------------------------
Theravance, Inc. 1,2                                                                               1,700,000        42,534,000
                                                                                                               ----------------
                                                                                                                   294,460,000

-------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.5%
WellPoint, Inc. 2                                                                                  2,482,900       196,720,167
-------------------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Nektar Therapeutics 2                                                                              2,500,000        14,950,000
-------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.0%
Roche Holding Ltd., Sponsored ADR                                                                  1,980,000       168,993,000
-------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--6.4%
-------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.8%
Boeing Co.                                                                                         2,700,000       266,193,000
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.6%
ChoicePoint, Inc. 2                                                                                2,252,034        88,549,977
-------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.4%
-------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.3%
Cisco Systems, Inc. 2                                                                              3,900,000       128,934,000
-------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.4%
Google, Inc., Cl. A 2                                                                                190,000       134,330,000
-------------------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.0%
Infosys Technologies Ltd., Sponsored ADR 1                                                         1,141,045        58,124,832
-------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.7%
ASML Holding NV 2                                                                                  3,499,911       122,216,892
-------------------------------------------------------------------------------------------------------------------------------
KLA-Tencor Corp.                                                                                     558,304        29,394,706
-------------------------------------------------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd., ADR                                                  10,049,992       107,032,415
                                                                                                               ----------------
                                                                                                                   258,644,013

-------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.0%
Microsoft Corp.                                                                                    3,000,000       110,430,000
                                                                                                               ----------------
Total Common Stocks (Cost $3,728,580,628)                                                                        3,843,047,447


                      21 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                   PRINCIPAL
                                                                                                      AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--11.5%
-------------------------------------------------------------------------------------------------------------------------------
Fannie Mae Nts., 4.75%, 3/12/10 1                                                              $  28,010,000   $    28,267,720
-------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank Nts.:
4.75%, 5/7/10                                                                                     19,660,000        19,842,622
4.80%, 4/25/11                                                                                    49,010,000        49,599,100
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts., 5%, 10/15/11 1                                       29,465,000        29,976,365
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5%, 5/15/37 1                                                                                    125,000,000       130,478,625
STRIPS, 4.87%, 2/15/37 1,3                                                                        65,000,000        16,588,780
STRIPS, 4.972%, 2/15/15 1,3                                                                      198,362,000       144,417,652
STRIPS, 5.152%, 8/15/15 1,3                                                                       92,509,000        65,413,021
STRIPS, 5.164%, 11/15/15 1,3                                                                      49,181,000        34,331,977
STRIPS, 5.186%, 8/15/27 1,3                                                                      259,952,000       100,364,348
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 4.50%, 5/15/17 1                                                              19,672,000        19,751,927
                                                                                                               ----------------
Total U.S. Government Obligations (Cost $615,980,290)                                                              639,032,137

-------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--18.6%
-------------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp.:
3% Nts., 5/16/08                                                                                  19,460,000        19,290,951
5% Nts., Series B, 12/2/10 1                                                                      34,230,000        34,387,698
-------------------------------------------------------------------------------------------------------------------------------
Ameriprise Financial, Inc., 5.35% Sr. Unsec. Nts., 11/15/10                                       39,120,000        39,458,662
-------------------------------------------------------------------------------------------------------------------------------
Bank of America Corp., 4.375% Sr. Unsec. Nts., 12/1/10                                            53,980,000        53,263,416
-------------------------------------------------------------------------------------------------------------------------------
Berkshire Hathaway Finance Corp., 3.375% Nts., 10/15/08                                           43,940,000        43,363,683
-------------------------------------------------------------------------------------------------------------------------------
Boeing Capital Corp., 6.50% Nts., 2/15/12                                                         42,325,000        44,779,723
-------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc., 5.25% Nts., 2/22/11                                                          42,690,000        43,181,831
-------------------------------------------------------------------------------------------------------------------------------
CIT Group, Inc., 4.75% Sr. Nts., 12/15/10                                                         24,575,000        23,728,563
-------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.:
4.625% Nts., 8/3/10 1                                                                             19,640,000        19,535,672
6% Nts., 2/21/12 1                                                                                15,000,000        15,436,395
-------------------------------------------------------------------------------------------------------------------------------
Duke Capital Corp., 7.50% Bonds, 10/1/09                                                          30,455,000        31,761,245
-------------------------------------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co., 4.125% Nts., 4/30/10                                               48,875,000        48,228,042
-------------------------------------------------------------------------------------------------------------------------------
General Dynamics Corp., 4.50% Sr. Unsec. Nts., 8/15/10 1                                          47,240,000        46,981,172
-------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp.:
4.875% Nts., Series A, 10/21/10 1                                                                 24,450,000        24,486,406
6% Nts., 6/15/12 1                                                                                19,700,000        20,456,125
-------------------------------------------------------------------------------------------------------------------------------
General Mills, Inc., 6% Unsec. Nts., 2/15/12 1                                                    44,190,000        45,296,518
-------------------------------------------------------------------------------------------------------------------------------
GMAC LLC, 6.125% Nts., 1/22/08 1                                                                  25,435,000        25,367,419
-------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 5.70% Sr. Unsec. Nts., 9/1/12 1                                  33,880,000        34,441,934
-------------------------------------------------------------------------------------------------------------------------------
Household Finance Corp.:
4.125% Unsec. Nts., 11/16/09                                                                      19,640,000        19,291,036
7% Sr. Unsec. Unsub. Nts., 5/15/12                                                                20,000,000        21,193,440


                      22 | OPPENHEIMER QUEST BALANCED FUND

                                                                                                   PRINCIPAL
                                                                                                      AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-------------------------------------------------------------------------------------------------------------------------------
John Deere Capital Corp., 7% Sr. Nts., 3/15/12 1                                               $  24,550,000   $    26,314,310
-------------------------------------------------------------------------------------------------------------------------------
Kellogg Co., 2.875% Nts., 6/1/08                                                                  43,500,000        42,944,592
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 3.70% Nts., Series B, 4/21/08                                          17,990,000        17,839,352
-------------------------------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 9.25% Sr. Debs., 2/1/13 1                                            10,465,000        12,099,968
-------------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co. (The):
3.50% Nts., 12/15/08                                                                              43,230,000        42,592,012
6.875% Unsec. Unsub. Nts., 9/15/09 1                                                               9,820,000        10,205,396
-------------------------------------------------------------------------------------------------------------------------------
SLM Corp., 4.50% Nts., Series A, 7/26/10                                                          39,250,000        36,772,305
-------------------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 7.25% Sr. Unsec. Debs., 9/1/08                                  19,640,000        19,909,814
-------------------------------------------------------------------------------------------------------------------------------
U.S. Bancorp:
4.50% Sr. Nts., Series P, 7/29/10                                                                 15,610,000        15,502,307
5.30% Nts., 4/28/09 1                                                                             14,800,000        14,888,608
-------------------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp.:
7.25% Sr. Unsec. Unsub. Nts., 12/1/10                                                             24,450,000        26,102,160
7.375% Sr. Nts., 9/1/12                                                                           15,000,000        16,433,731
-------------------------------------------------------------------------------------------------------------------------------
Wachovia Corp., 4.375% Nts., 6/1/10 1                                                             39,280,000        38,703,762
-------------------------------------------------------------------------------------------------------------------------------
Walt Disney Co. (The), 5.70% Nts., 7/15/11                                                        48,645,000        49,904,224
-------------------------------------------------------------------------------------------------------------------------------
Waste Management, Inc., 6.50% Sr. Unsub. Nts., 11/15/08                                            8,740,000         8,852,991
                                                                                                               ----------------
Total Non-Convertible Corporate Bonds and Notes (Cost $1,026,702,445)                                            1,032,995,463

-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--0.1%
-------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank 4.40%, 11/1/07 (Cost $6,310,000)                                            6,310,000         6,310,000
-------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (excluding Investments Purchased with
Cash Collateral from Securities Loaned) (Cost $5,377,573,363)                                                    5,521,385,047

-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--17.2% 4,5
-------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 47.78% in joint repurchase agreement (Principal Amount/
Value $2,000,000,000, with a maturity value of $2,000,273,889) with Bank of
America NA, 4.93%, dated 10/31/07, to be repurchased at $955,668,270 on 11/1/07, collateralized by U.S. Agency Mortgages, 5%-6%,
5/1/33-6/1/37, with a value of $2,040,000,000
(Cost $955,537,414)                                                                              955,537,414       955,537,414

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,333,110,777)                                                      116.4%    6,476,922,461
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                  (16.4)     (911,200,642)
                                                                                               --------------------------------
NET ASSETS                                                                                             100.0%  $ 5,565,721,819
                                                                                               ================================


                      23 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Partial or fully-loaned security. See Note 5 of accompanying Notes.

2. Non-income producing security.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 5 of accompanying Notes.

5. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      24 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value (including cost and market value of $955,537,414 in repurchase
agreements) (cost $6,333,110,777)--see accompanying statement of investments                 $ 6,476,922,461
-------------------------------------------------------------------------------------------------------------
Cash                                                                                               2,382,585
-------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                  66,361,487
Interest and dividends                                                                            21,947,528
Shares of beneficial interest sold                                                                   330,670
Other                                                                                                229,644
                                                                                             ----------------
Total assets                                                                                   6,568,174,375

-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                       955,537,414
-------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                             27,097,497
Shares of beneficial interest redeemed                                                            16,389,597
Distribution and service plan fees                                                                 1,069,868
Transfer and shareholder servicing agent fees                                                        965,972
Trustees' compensation                                                                               936,243
Shareholder communications                                                                           368,412
Other                                                                                                 87,553
                                                                                             ----------------
Total liabilities                                                                              1,002,452,556

-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $ 5,565,721,819
                                                                                             ================

-------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                   $     2,925,671
-------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                     4,790,827,083
-------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                  9,975,683
-------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                     618,181,698
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                       143,811,684
                                                                                             ----------------
NET ASSETS                                                                                   $ 5,565,721,819
                                                                                             ================


                      25 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $2,988,970,879 and 155,862,772 shares of beneficial interest outstanding)           $ 19.18
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                            $ 20.35
-----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,294,217,567 and 68,822,450 shares of beneficial interest outstanding)            $ 18.81
-----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $883,838,953 and 46,977,574 shares of beneficial interest outstanding)              $ 18.81
-----------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $171,674,598 and 9,065,028 shares of beneficial interest outstanding)               $ 18.94
-----------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $227,019,822 and 11,839,323 shares of
beneficial interest outstanding)                                                       $ 19.18

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      26 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Interest                                                                                     $    82,862,095
-------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,578,509)                                        64,504,404
-------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                               674,943
-------------------------------------------------------------------------------------------------------------
Other income                                                                                         106,388
                                                                                             ----------------
Total investment income                                                                          148,147,830

-------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------
Management fees                                                                                   43,893,917
-------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                            7,498,135
Class B                                                                                           16,488,489
Class C                                                                                            9,787,652
Class N                                                                                              962,551
-------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                            5,728,960
Class B                                                                                            3,358,055
Class C                                                                                            1,583,929
Class N                                                                                              462,089
Class Y                                                                                              426,320
-------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                              399,818
Class B                                                                                              330,640
Class C                                                                                              126,930
Class N                                                                                               13,834
Class Y                                                                                                  259
-------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                               224,992
-------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                           69,799
-------------------------------------------------------------------------------------------------------------
Administration service fees                                                                            1,500
-------------------------------------------------------------------------------------------------------------
Other                                                                                                316,978
                                                                                             ----------------
Total expenses                                                                                    91,674,847
Less reduction to custodian expenses                                                                 (31,867)
Less waivers and reimbursements of expenses                                                       (1,569,123)
                                                                                             ----------------
Net expenses                                                                                      90,073,857

-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                             58,073,973

-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                 723,071,694
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                            (355,283,690)

-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $   425,861,977
                                                                                             ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      27 | OPPENHEIMER QUEST BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                       2007            2006
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $   58,073,973  $   53,923,761
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                     723,071,694     251,310,872
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                (355,283,690)    371,082,120
                                                                                   -------------------------------
Net increase in net assets resulting from operations                                  425,861,977     676,316,753

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                               (38,823,680)    (40,353,835)
Class B                                                                                (7,986,941)     (9,442,976)
Class C                                                                                (5,482,242)     (6,062,238)
Class N                                                                                (1,869,026)     (2,103,130)
Class Y                                                                                (4,597,368)     (4,313,806)
                                                                                   -------------------------------
                                                                                      (58,759,257)    (62,275,985)

------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                              (108,511,577)   (112,335,599)
Class B                                                                               (66,078,509)    (74,130,785)
Class C                                                                               (36,754,728)    (40,907,900)
Class N                                                                                (7,512,570)     (7,470,626)
Class Y                                                                                (9,946,135)     (9,186,316)
                                                                                   -------------------------------
                                                                                     (228,803,519)   (244,031,226)

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions:
Class A                                                                              (128,740,215)   (393,883,632)
Class B                                                                              (596,771,964)   (467,003,506)
Class C                                                                              (160,197,800)   (227,815,940)
Class N                                                                               (39,783,676)    (21,452,884)
Class Y                                                                               (59,198,820)     (9,256,183)
                                                                                   -------------------------------
                                                                                     (984,692,475) (1,119,412,145)

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total decrease                                                                       (846,393,274)   (749,402,603)
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 6,412,115,093   7,161,517,696
                                                                                   -------------------------------
End of period (including accumulated net investment income of
$9,975,683 and $10,660,967, respectively)                                          $5,565,721,819  $6,412,115,093
                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      28 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED OCTOBER 31,                      2007           2006           2005           2004         2003
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    18.82     $    17.79     $    17.19     $    15.69   $    12.02
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .24 1          .21 1          .11 1          .07          .16
Net realized and unrealized gain                        1.05           1.66            .49           1.46         3.64
                                                  ---------------------------------------------------------------------
Total from investment operations                        1.29           1.87            .60           1.53         3.80
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.25)          (.23)            --           (.03)        (.13)
Distributions from net realized gain                    (.68)          (.61)            --             --           --
                                                  ---------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (.93)          (.84)            --           (.03)        (.13)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    19.18     $    18.82     $    17.79     $    17.19   $    15.69
                                                  =====================================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      6.97%         10.77%          3.49%          9.79%       31.87%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $2,988,971     $3,058,131     $3,277,261     $3,054,761   $2,287,707
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $3,068,226     $3,215,973     $3,285,181     $2,759,594   $1,902,499
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.26%          1.13%          0.61%          0.38%        1.60%
Total expenses                                          1.16%          1.17%          1.17%          1.21%        1.38%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                      1.14%          1.17%          1.17%          1.21%        1.38%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  112%            63%            89%           106%          92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      29 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED OCTOBER 31,                      2007           2006           2005           2004         2003
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    18.46     $    17.46     $    17.01     $    15.61   $    11.98
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .09 1          .06 1         (.03) 1        (.07)         .06
Net realized and unrealized gain                        1.03           1.63            .48           1.47         3.63
                                                  ---------------------------------------------------------------------
Total from investment operations                        1.12           1.69            .45           1.40         3.69
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.09)          (.08)            --             --         (.06)
Distributions from net realized gain                    (.68)          (.61)            --             --           --
                                                  ---------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (.77)          (.69)            --             --         (.06)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    18.81     $    18.46     $    17.46     $    17.01   $    15.61
                                                  =====================================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      6.17%          9.90%          2.65%          8.97%       30.89%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,294,217     $1,847,651     $2,205,679     $2,549,069   $2,306,366
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,649,062     $2,014,712     $2,470,464     $2,495,872   $1,985,215
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.48%          0.35%         (0.17)%        (0.40)%       0.84%
Total expenses                                          1.94%          1.95%          1.96%          2.00%        2.15%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                      1.92%          1.95%          1.96%          2.00%        2.15%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  112%            63%            89%           106%          92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      30 | OPPENHEIMER QUEST BALANCED FUND

CLASS C     YEAR ENDED OCTOBER 31,                      2007           2006           2005           2004         2003
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    18.48     $    17.48     $    17.02     $    15.60   $    11.97
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .10 1          .07 1         (.02) 1        (.06)         .07
Net realized and unrealized gain                        1.02           1.64            .48           1.48         3.62
                                                  ---------------------------------------------------------------------
Total from investment operations                        1.12           1.71            .46           1.42         3.69
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.11)          (.10)            --             --         (.06)
Distributions from net realized gain                    (.68)          (.61)            --             --           --
                                                  ---------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (.79)          (.71)            --             --         (.06)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    18.81     $    18.48     $    17.48     $    17.02   $    15.60
                                                  =====================================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      6.15%          9.97%          2.70%          9.10%       30.99%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  883,839     $1,022,881     $1,191,400     $1,207,729   $  982,288
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  979,278     $1,122,088     $1,248,447     $1,129,522   $  835,198
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.53%          0.41%         (0.11)%        (0.34)%       0.92%
Total expenses                                          1.89%          1.89%          1.89%          1.94%        2.08%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                      1.87%          1.89%          1.89%          1.94%        2.08%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  112%            63%            89%           106%          92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      31 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED OCTOBER 31,                      2007           2006           2005           2004         2003
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    18.59     $    17.58     $    17.05     $    15.58   $    11.94
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .18 1          .15 1          .05 1          .03          .11
Net realized and unrealized gain                        1.03           1.64            .48           1.45         3.63
                                                  ---------------------------------------------------------------------
Total from investment operations                        1.21           1.79            .53           1.48         3.74
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.18)          (.17)            --           (.01)        (.10)
Distributions from net realized gain                    (.68)          (.61)            --             --           --
                                                  ---------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (.86)          (.78)            --           (.01)        (.10)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    18.94     $    18.59     $    17.58     $    17.05   $    15.58
                                                  =====================================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      6.66%         10.45%          3.11%          9.47%       31.50%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  171,675     $  207,130     $  216,843     $  207,450   $  142,866
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  193,216     $  215,652     $  219,040     $  180,201   $  112,416
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   0.95%          0.83%          0.30%          0.04%        1.23%
Total expenses                                          1.46%          1.48%          1.49%          1.55%        1.74%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                      1.44%          1.48%          1.49%          1.55%        1.70%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  112%            63%            89%           106%          92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      32 | OPPENHEIMER QUEST BALANCED FUND

CLASS Y     YEAR ENDED OCTOBER 31,                      2007           2006           2005           2004         2003
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    18.82     $    17.79     $    17.14     $    15.62   $    11.96
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .30 1          .26 1          .17 1          .12          .20
Net realized and unrealized gain                        1.04           1.66            .48           1.46         3.64
                                                  ---------------------------------------------------------------------
Total from investment operations                        1.34           1.92            .65           1.58         3.84
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.30)          (.28)            --           (.06)        (.18)
Distributions from net realized gain                    (.68)          (.61)            --             --           --
                                                  ---------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (.98)          (.89)            --           (.06)        (.18)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    19.18     $    18.82     $    17.79     $    17.14   $    15.62
                                                  =====================================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      7.29%         11.11%          3.79%         10.17%       32.40%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  227,020     $  276,322     $  270,335     $  238,775   $  182,409
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  294,643     $  276,812     $  253,220     $  216,973   $  145,793
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.56%          1.43%          0.93%          0.70%        1.89%
Total expenses                                          0.86%          0.87%          0.85%          0.90%        1.05%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                      0.84%          0.87%          0.85%          0.90%        1.05%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  112%            63%            89%           106%          92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      33 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Balanced Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a combination of growth of capital and investment income. The Fund's primary objective is growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a subadvisory agreement with Oppenheimer Capital LLC.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its


                      34 | OPPENHEIMER QUEST BALANCED FUND
trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


                      35 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED        ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM               LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN   CARRYFORWARD 1,2         TAX PURPOSES
     ----------------------------------------------------------------------
     $477,473,659      $151,655,769                $--         $143,811,684

1. During the fiscal year ended October 31, 2007, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended October 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                  REDUCTION TO
                               ACCUMULATED NET
     INCREASE TO                 REALIZED GAIN
     PAID-IN CAPITAL          ON INVESTMENTS 3
     -----------------------------------------
     $82,268,149                   $82,268,149

3. $82,268,149, including $30,377,835 of long-term capital gain, was distributed in connection with Fund share redemptions.


                      36 | OPPENHEIMER QUEST BALANCED FUND

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

                                           YEAR ENDED         YEAR ENDED
                                     OCTOBER 31, 2007   OCTOBER 31, 2006
        ----------------------------------------------------------------
        Distributions paid from:
        Ordinary income                  $ 58,759,257       $ 62,275,985
        Long-term capital gain            228,803,519        244,031,226
                                         -------------------------------
        Total                            $287,562,776       $306,307,211
                                         ===============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

        Federal tax cost of securities      $6,333,110,776
                                            ==============
        Gross unrealized appreciation       $  442,656,612
        Gross unrealized depreciation         (298,844,928)
                                            --------------
        Net unrealized appreciation         $  143,811,684
                                            ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2007, the Fund's projected benefit obligations were increased by $60,635 and payments of $32,752 were made to retired trustees, resulting in an accumulated liability of $897,725 as of October 31, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.


                      37 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED OCTOBER 31, 2007      YEAR ENDED OCTOBER 31, 2006
                                      SHARES          AMOUNT         SHARES            AMOUNT
----------------------------------------------------------------------------------------------
CLASS A
Sold                              35,489,027   $ 687,676,079     31,500,972   $   570,267,687
Dividends and/or distributions
reinvested                         7,123,507     133,921,031      7,682,670       137,709,558
Redeemed                         (49,248,174)   (950,337,325)   (60,923,880)   (1,101,860,877)
                                 -------------------------------------------------------------
Net decrease                      (6,635,640)  $(128,740,215)   (21,740,238)  $  (393,883,632)
                                 =============================================================


                      38 | OPPENHEIMER QUEST BALANCED FUND

                                   YEAR ENDED OCTOBER 31, 2007     YEAR ENDED OCTOBER 31, 2006
                                       SHARES           AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
CLASS B
Sold                                5,750,763    $ 108,295,990     8,581,552    $  152,390,833
Dividends and/or distributions
reinvested                          3,323,312       61,171,684     3,911,374        68,946,474
Redeemed                          (40,324,642)    (766,239,638)  (38,752,535)     (688,340,813)
                                  -------------------------------------------------------------
Net decrease                      (31,250,567)   $(596,771,964)  (26,259,609)   $ (467,003,506)
                                  =============================================================

-----------------------------------------------------------------------------------------------
CLASS C
Sold                                4,047,727    $  76,381,348     6,246,846    $  111,066,770
Dividends and/or distributions
reinvested                          1,895,049       34,917,394     2,171,851        38,302,739
Redeemed                          (14,322,061)    (271,496,542)  (21,234,631)     (377,185,449)
                                  -------------------------------------------------------------
Net decrease                       (8,379,285)   $(160,197,800)  (12,815,934)   $ (227,815,940)
                                  =============================================================

-----------------------------------------------------------------------------------------------
CLASS N
Sold                                2,122,976    $  40,397,741     3,181,896    $   56,868,554
Dividends and/or distributions
reinvested                            479,235        8,888,151       516,842         9,162,505
Redeemed                           (4,677,872)     (89,069,568)   (4,889,445)      (87,483,943)
                                  -------------------------------------------------------------
Net decrease                       (2,075,661)   $ (39,783,676)   (1,190,707)   $  (21,452,884)
                                  =============================================================

-----------------------------------------------------------------------------------------------
CLASS Y
Sold                                5,595,917    $ 106,380,498     3,658,168    $   66,104,385
Dividends and/or distributions
reinvested                            619,383       11,649,549       628,190        11,251,180
Redeemed                           (9,060,364)    (177,228,867)   (4,798,899)      (86,611,748)
                                  -------------------------------------------------------------
Net decrease                       (2,845,064)   $ (59,198,820)     (512,541)   $   (9,256,183)
                                  =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2007, were as follows:

                                       PURCHASES            SALES
------------------------------------------------------------------
Investment securities             $5,999,115,124   $7,772,682,606
U.S. government and
government agency obligations        757,820,487      148,067,093

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:


                      39 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

            FEE SCHEDULE
            -------------------------------------
            Up to $1.0 billion              0.80%
            Next $2.0 billion               0.76
            Next $1.0 billion               0.71
            Next $1.0 billion               0.66
            Next $1.0 billion               0.60
            Next $1.0 billion               0.55
            Next $2.0 billion               0.50
            Over $9.0 billion               0.48

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains Oppenheimer Capital LLC (the "Sub-Advisor") to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager, not the Fund, pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995, and 30% of the fee collected by the Manager on assets in excess of that amount. For the year ended October 31, 2007, the Manager paid $12,697,554 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2007, the Fund paid $11,774,629 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor at an annual rate of up to 0.15% of average net assets. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.


                      40 | OPPENHEIMER QUEST BALANCED FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2007 for Class B, Class C and Class N shares were $33,694,765, $27,089,018 and $5,344,935, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                         CLASS A         CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------
October 31, 2007   $     966,185   $      33,092   $   2,432,358   $      37,822   $       4,380

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective January 1, 2007, the Manager has voluntarily agreed to reduce its advisory fee rate for any quarter during the calendar year ending December 31, 2007, by 0.10% of the Fund's average daily net assets if the Funds trailing one-year total return performance, measured at the end of the prior calendar quarter, is in the fifth quintile of the Fund's Lipper peer group. If the Fund's total return performance at the end of a subsequent calendar quarter improves to the fourth quintile of the Fund's Lipper peer group, the advisory fee reduction will be 0.05% if the Fund's average daily net assets for the remainder of the calendar year. If the Fund's total return performance in a subsequent calendar quarter improves to the third higher quintile of the Fund's Lipper peer group, the advisory fee reduction will be terminated for the remainder of the calendar year. The Fund was in the second quintile at the end of the second quarter. Effective July 1, 2007, the voluntary undertaking was terminated by the Manager. During the year ended October 31, 2007, OFS waived $761,641, $429,759, $247,983, $48,915 and $80,825 for Class A,
Class B, Class C, Class N and Class Y shares, respectively.


                      41 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of October 31, 2007, the Fund had on loan securities valued at $967,426,730, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $1,005,319,079 was received for the loans, $955,537,414 of which was received in cash and subsequently invested in approved investments. In addition, collateral of $49,781,665 was also received in the form of securities.

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.


                      42 | OPPENHEIMER QUEST BALANCED FUND

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. SUBSEQUENT EVENT

On November 19, 2007, the Fund's Board of Trustees voted to freeze participation in the retirement plan for the Board's independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.


                      43 | OPPENHEIMER QUEST BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER QUEST FOR VALUE FUNDS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Balanced Fund, (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 13, 2007


                      44 | OPPENHEIMER QUEST BALANCED FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.6799 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 11, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions should be multiplied by 8.90% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $63,046,883 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2007, $33,445,743 or 56.92% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      45 | OPPENHEIMER QUEST BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      46 | OPPENHEIMER QUEST BALANCED FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory and sub-advisory agreements (the "Agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Oppenheimer Capital LLC (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's and Sub-Adviser's services, (ii) the investment performance of the Fund and the Sub-Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and Sub-Adviser and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates, (v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager and the Sub-Adviser.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund by the Manager, the Sub-Advisor and their affiliates and information regarding the Manager's and Sub-Adviser's key personnel who provide such services. The Manager's and Sub-Adviser's duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager and Sub-Adviser are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager and Sub-Adviser also provide the Fund with office space, facilities and equipment.


                      47 | OPPENHEIMER QUEST BALANCED FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Adviser's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's and Sub-Adviser's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's and Sub-Adviser's personnel and the size and functions of their staffs. In its evaluation of the quality of the portfolio management services provided by the Sub-Adviser, the Board considered the experience of Colin Glinsman and Mathew Greenwald, the portfolio managers for the Fund, and the Sub-Adviser's large-cap investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreements and from the Manager's and Sub-Adviser's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager and Sub-Adviser at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed asset target allocation growth funds advised by the Manager, the Sub-Adviser and by other investment advisers. The Board noted that the Fund's ten-year performance was better than its peer group median. However its one-year, three-year, and five-year performance were below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other mixed-asset target allocation growth funds and other funds with comparable asset levels


                      48 | OPPENHEIMER QUEST BALANCED FUND
and distribution features. The Board noted that the Fund's contractual and actual management fees and total expenses are higher than its peer group median. The Board also noted that, for each quarter during the renewal period ending August 31, 2008, the Manager has voluntarily agreed to reduce its advisory fee rate for any quarter during the calendar year ending December 31, 2007, by 0.10% of the Fund's average daily net assets if the Fund's trailing one-year total return performance, measured at the end of the prior calendar quarter, is in the fifth quintile of the Fund's Lipper peer group. If the Fund's total return performance at the end of a subsequent calendar quarter improves to the fourth quintile of the Fund's Lipper peer group, the advisory fee reduction will be 0.05% of the Fund's average daily net assets for the remainder of the calendar year. If the Fund's total return performance in a subsequent calendar quarter improves to the third higher quintile of the Fund's Lipper peer group, the advisory fee reduction will be terminated for the remainder of the calendar year. The Board noted that the Manager, not the Fund, pays the Sub-Adviser's fee under the sub-advisory agreement.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager and the Sub-Adviser may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER AND SUB-ADVISER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager and the Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager and Sub-Adviser are important in order for them to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager and the Sub-Adviser, the Board considered information regarding the direct and indirect benefits that each of the Manager and Sub-Adviser receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager and Sub-Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).


                      49 | OPPENHEIMER QUEST BALANCED FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and Sub-Adviser and its affiliates, are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


                      50 | OPPENHEIMER QUEST BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,               Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of
Chairman of the Board of          Trivest Venture Fund (private venture capital fund); President of Investment Counseling
Trustees (since 2001),            Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies:
Trustee (since 1987)              Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona
Age: 74                           (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 11 portfolios in the
                                  OppenheimerFunds complex.

DAVID K. DOWNES,                  President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment
Trustee (since 2005)              management company) (since January 2004); President of The Community Reinvestment Act Qualified
Age: 67                           Investment Fund (investment management company) (since January 2004); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (since January
                                  2004); Director of Internet Capital Group (information technology company) (since October 2003);
                                  Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies,
                                  Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware
                                  Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation)
                                  (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of
                                  Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds,
                                  Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive
                                  Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive
                                  Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief
                                  Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation
                                  (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of
                                  Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                  (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager
                                  (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps
                                  (1957-1959). Oversees 63 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 63 portfolios in the OppenheimerFunds
Trustee (since 1998)              complex.
Age: 74

LACY B. HERRMANN,                 Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since
Trustee (since 1987)              December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC
Age: 78                           (since August 1984); Chief Executive Officer and President of Aquila Management Corporation
                                  (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc.
                                  (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.;
                                  President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT");
                                  President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT); Chairman,
                                  President and Director of InCap Management Corporation; Sub-Advisor and Administrator of Prime
                                  Cash Fund & Short Term Asset Reserves;


                      51 | OPPENHEIMER QUEST BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

LACY B. HERRMANN,                 Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004);
Continued                         Trustee of Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 11 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of
Trustee (since 2001)              Special Value Opportunities Fund, LLC (registered investment company) (since September 2004);
Age: 64                           Member of Zurich Financial Services Investment Advisory Board (insurance) (since October 2004);
                                  Chairman (since August 2007) and Trustee (since August 1991) of the Board of Governing Trustees of The Jackson Laboratory (non-profit); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners,
                                  LLC (private equity investment) (January 1999-September 2004); Trustee of Research Foundation
                                  of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson,
                                  Inc. (May 2000-April 2002) (executive search firm). Oversees 63 portfolios in the
                                  OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                MR. MURPHY IS AN "INTERESTED TRUSTEE" BECAUSE HE IS AFFILIATED WITH THE MANAGER BY VIRTUE OF HIS
AND OFFICER                       POSITIONS AS AN OFFICER AND DIRECTOR OF THE MANAGER, AND AS A SHAREHOLDER OF ITS PARENT
                                  COMPANY. THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                  FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR
                                  UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR
                                  UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of
Trustee (since 2005) and          the Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer
President and Principal           funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent
Executive Officer (since 2001)    holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of
Age: 58                           the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc.
                                  and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since
                                  July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                  Management Corporation, Trinity Investment Management Corporation and Tremont Capital
                                  Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private
                                  Investments, Inc. (since July 2001); President (since November 2001) and Director (since July
                                  2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts
                                  Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB
                                  Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June
                                  1995); Chairman (since October 2007) and Member of the Investment Company Institute's Board of
                                  Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.


                      52 | OPPENHEIMER QUEST BALANCED FUND

----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND
OF THE FUND                       MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008,
                                  FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                                  COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds
(since 2004)                      Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since
Age: 57                           June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February
                                  2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting            Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership
Officer (since 1999)              Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 48                           OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                                  Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief
                                  Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                                  2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                                  Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                                  2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                           complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2001)            Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel
Age: 59                           of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
                                  General Counsel of Harbour-View Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and
                                  Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                  Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                  Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                  President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                  Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI
                                  Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of
                                  OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of
                                  OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                  International Distributor Limited (since December 2003); Senior Vice President (May 1985-
                                  December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.


                      53 | OPPENHEIMER QUEST BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary               (April 2001-April 2004), Associate General Counsel (December 2000-April 2004). An officer of
(since 2004)                      102 portfolios in the OppenheimerFunds complex.
Age: 39

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary               Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                      (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the
Age: 43                           OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of
(since 2001)                      the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October
Age: 42                           2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999);
                                  Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.
                                  (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                      54 | OPPENHEIMER QUEST BALANCED FUND



OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Insurance                                                                   6.4%
--------------------------------------------------------------------------------
Software                                                                    5.6
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 5.3
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    4.9
--------------------------------------------------------------------------------
Machinery                                                                   4.8
--------------------------------------------------------------------------------
Health Care Providers & Services                                            4.6
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               4.3
--------------------------------------------------------------------------------
Aerospace & Defense                                                         3.9
--------------------------------------------------------------------------------
Energy Traders                                                              3.9
--------------------------------------------------------------------------------
Capital Markets                                                             3.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Carpenter Technology Corp.                                                  1.7%
--------------------------------------------------------------------------------
Joy Global, Inc.                                                            1.7
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                                       1.6
--------------------------------------------------------------------------------
CMS Energy Corp.                                                            1.6
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)                                            1.6
--------------------------------------------------------------------------------
National Financial Partners Corp.                                           1.6
--------------------------------------------------------------------------------
THQ, Inc.                                                                   1.5
--------------------------------------------------------------------------------
Cleco Corp.                                                                 1.5
--------------------------------------------------------------------------------
Goodrich Corp.                                                              1.5
--------------------------------------------------------------------------------
McAfee, Inc.                                                                1.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

--------------------------------------------------------------------------------


                  9 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                    16.7%
Industrials                   15.3
Information Technology        14.9
Consumer Discretionary        14.8
Utilities                      8.6
Energy                         7.9
Health Care                    7.4
Materials                      6.9
Consumer Staples               5.3
Telecommunication Services     2.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on the total market value of common stocks.

--------------------------------------------------------------------------------


                  10 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month period ending October 31, 2007, Oppenheimer Small- & Mid- Cap Value Fund outperformed the Russell 2500 Value Index and the Lipper Mid-Cap Value Fund Index. Strong security selection served as the primary driver for the Fund's significant outperformance. In addition, the Fund benefited from its tilt towards mid-cap stocks which outperformed small-cap stocks over the period.

      In terms of market sectors, the best-performing sectors, on a relative basis, were the industrials, materials and information technology while the weakest performing sector was financials.

      Over the past year, we have seen a shift in valuations between small and mid-cap stocks, with mid-caps becoming more attractively valued. Given this, we increased the Fund's market capitalization weighting, a decision that increased performance as mid-cap stocks outperformed small-cap stocks.

      The Fund's best relative gains were achieved by holdings within the industrials, materials and information technology sectors. Within the industrials sector, top contributors included Foster Wheeler Ltd. and Navistar International Corp. International engineering, construction and engineering specialist Foster Wheeler benefited as many energy companies continued to heavily invest in new infrastructure projects. Navistar, a manufacturer and marketer of medium and heavy trucks, excelled over the period.

      In the materials sector, the Fund's holdings in The Mosaic Co. and Martin Marietta Materials, Inc. added to performance. Mosaic, a producer of fertilizer, advanced on higher demand and better prices for its products, which enabled the company to increase prices. We sold our position in Mosaic and took profits. Construction materials firm, Martin Marietta Materials, which produces construction aggregates--crushed stone, gravel and sand--the materials used to build roads and highways, also gained value. Over the period, the company posted strong earnings growth due to better product pricing and the dominant role it holds within its highly localized marketplace.

      Within the information technology sector, top performers included Juniper Networks, Inc. and Activision, Inc. Juniper Networks, a provider of infrastructure and routers for Internet service providers and telephone companies, posted strong results due to a highly successful new product cycle. We exited our position and took profits. Activision, a video game publisher for Sony Corp.'s Playstation and Microsoft Corp.'s Xbox, advanced on


                  11 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

strong sales. In addition, the company stands to benefit from increased demand over the next several years as new versions of Playstation and Xbox are sold.

      On the other hand, the Fund's performance was hindered by holdings predominantly in the financials sector. Within the financials area, significant detractors included our investments in online trading company, E*TRADE Financial Corp. and commercial real estate and development company, CB Richard Ellis Group, Inc. (which we sold). Although the Fund maintained an underweight position in the sub-prime mortgage area, it did have exposure through E*TRADE. Over the past few years, E*TRADE sought to diversify its business model and entered the mortgage market. However, this move hurt the company as it was negatively affected by credit concerns stemming from the sub-prime lending market. CB Richard Ellis declined due to investor concerns over the possibility that the credit problems in the residential real estate market will affect the commercial market, causing a slowdown that would hurt companies such as CB Richard Ellis.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2007. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on October 24, 2005. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to that of the Russell 2500 Index and the Russell 2000 Index. The Russell 2500 Index is a broad-based measure of small- and mid- cap stocks. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  12 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Small- & Mid- Cap Value Fund (Class A)
   Russell 2500 Index
   Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer Small- &
                  Mid- Cap Value Fund
                       (Class A)        Russell 2500 Index   Russell 2000 Index

     10/31/1997         $ 9,425               $10,000              $10,000
     01/31/1998         $ 9,336               $10,078              $ 9,950
     04/30/1998         $10,252               $11,327              $11,188
     07/31/1998         $ 8,766               $10,071              $ 9,749
     10/31/1998         $ 8,007               $ 9,230              $ 8,816
     01/31/1999         $ 8,199               $10,257              $ 9,983
     04/30/1999         $ 8,529               $10,663              $10,152
     07/31/1999         $ 8,969               $11,168              $10,471
     10/31/1999         $ 8,037               $10,892              $10,127
     01/31/2000         $ 8,190               $12,461              $11,754
     04/30/2000         $ 8,744               $13,288              $12,023
     07/31/2000         $ 9,490               $13,138              $11,913
     10/31/2000         $10,159               $13,426              $11,889
     01/31/2001         $10,442               $13,736              $12,188
     04/30/2001         $10,261               $13,219              $11,679
     07/31/2001         $10,634               $13,316              $11,709
     10/31/2001         $ 9,852               $11,793              $10,379
     01/31/2002         $11,187               $13,294              $11,750
     04/30/2002         $12,195               $13,929              $12,459
     07/31/2002         $ 9,927               $11,236              $ 9,606
     10/31/2002         $ 9,709               $10,716              $ 9,179
     01/31/2003         $ 9,486               $10,772              $ 9,180
     04/30/2003         $10,109               $11,559              $ 9,872
     07/31/2003         $11,633               $13,634              $11,826
     10/31/2003         $13,217               $15,183              $13,159
     01/31/2004         $14,817               $16,689              $14,506
     04/30/2004         $14,801               $16,230              $14,020
     07/31/2004         $14,732               $16,111              $13,843
     10/31/2004         $15,980               $17,056              $14,702
     01/31/2005         $17,849               $18,408              $15,764
     04/30/2005         $17,361               $17,620              $14,681
     07/31/2005         $20,069               $20,423              $17,274
     10/31/2005         $19,474               $19,598              $16,479
     01/31/2006         $21,700               $22,049              $18,742
     04/30/2006         $22,421               $22,967              $19,594
     07/31/2006         $20,847               $21,204              $18,007
     10/31/2006         $22,987               $23,064              $19,771
     01/31/2007         $25,001               $24,566              $20,700
     04/30/2007         $26,964               $25,409              $21,128
     07/31/2007         $26,675               $24,501              $20,189
     10/31/2007         $28,086               $25,995              $21,604

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   15.16%     5-Year   22.21%     10-Year   10.88%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.


                  13 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Small- & Mid- Cap Value Fund (Class B)
   Russell 2500 Index
   Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer Small- &
                  Mid- Cap Value Fund
                       (Class B)        Russell 2500 Index   Russell 2000 Index

     10/31/1997         $10,000               $10,000              $10,000
     01/31/1998         $ 9,889               $10,078              $ 9,950
     04/30/1998         $10,848               $11,327              $11,188
     07/31/1998         $ 9,261               $10,071              $ 9,749
     10/31/1998         $ 8,453               $ 9,230              $ 8,816
     01/31/1999         $ 8,642               $10,257              $ 9,983
     04/30/1999         $ 8,979               $10,663              $10,152
     07/31/1999         $ 9,430               $11,168              $10,471
     10/31/1999         $ 8,440               $10,892              $10,127
     01/31/2000         $ 8,585               $12,461              $11,754
     04/30/2000         $ 9,156               $13,288              $12,023
     07/31/2000         $ 9,923               $13,138              $11,913
     10/31/2000         $10,613               $13,426              $11,889
     01/31/2001         $10,894               $13,736              $12,188
     04/30/2001         $10,685               $13,219              $11,679
     07/31/2001         $11,064               $13,316              $11,709
     10/31/2001         $10,230               $11,793              $10,379
     01/31/2002         $11,600               $13,294              $11,750
     04/30/2002         $12,624               $13,929              $12,459
     07/31/2002         $10,262               $11,236              $ 9,606
     10/31/2002         $10,020               $10,716              $ 9,179
     01/31/2003         $ 9,772               $10,772              $ 9,180
     04/30/2003         $10,394               $11,559              $ 9,872
     07/31/2003         $11,935               $13,634              $11,826
     10/31/2003         $13,549               $15,183              $13,159
     01/31/2004         $15,188               $16,689              $14,506
     04/30/2004         $15,172               $16,230              $14,020
     07/31/2004         $15,101               $16,111              $13,843
     10/31/2004         $16,381               $17,056              $14,702
     01/31/2005         $18,297               $18,408              $15,764
     04/30/2005         $17,796               $17,620              $14,681
     07/31/2005         $20,572               $20,423              $17,274
     10/31/2005         $19,963               $19,598              $16,479
     01/31/2006         $22,244               $22,049              $18,742
     04/30/2006         $22,984               $22,967              $19,594
     07/31/2006         $21,370               $21,204              $18,007
     10/31/2006         $23,564               $23,064              $19,771
     01/31/2007         $25,628               $24,566              $20,700
     04/30/2007         $27,640               $25,409              $21,128
     07/31/2007         $27,344               $24,501              $20,189
     10/31/2007         $28,792               $25,995              $21,604

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   16.18%     5-Year   22.49%     10-Year   11.15%


                  14 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Small- & Mid- Cap Value Fund (Class C)
   Russell 2500 Index
   Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer Small- &
                  Mid- Cap Value Fund
                       (Class C)        Russell 2500 Index   Russell 2000 Index

     10/31/1997         $10,000               $10,000              $10,000
     01/31/1998         $ 9,893               $10,078              $ 9,950
     04/30/1998         $10,854               $11,327              $11,188
     07/31/1998         $ 9,265               $10,071              $ 9,749
     10/31/1998         $ 8,455               $ 9,230              $ 8,816
     01/31/1999         $ 8,649               $10,257              $ 9,983
     04/30/1999         $ 8,982               $10,663              $10,152
     07/31/1999         $ 9,434               $11,168              $10,471
     10/31/1999         $ 8,441               $10,892              $10,127
     01/31/2000         $ 8,592               $12,461              $11,754
     04/30/2000         $ 9,164               $13,288              $12,023
     07/31/2000         $ 9,933               $13,138              $11,913
     10/31/2000         $10,618               $13,426              $11,889
     01/31/2001         $10,900               $13,736              $12,188
     04/30/2001         $10,692               $13,219              $11,679
     07/31/2001         $11,065               $13,316              $11,709
     10/31/2001         $10,235               $11,793              $10,379
     01/31/2002         $11,608               $13,294              $11,750
     04/30/2002         $12,634               $13,929              $12,459
     07/31/2002         $10,262               $11,236              $ 9,606
     10/31/2002         $10,024               $10,716              $ 9,179
     01/31/2003         $ 9,776               $10,772              $ 9,180
     04/30/2003         $10,399               $11,559              $ 9,872
     07/31/2003         $11,944               $13,634              $11,826
     10/31/2003         $13,544               $15,183              $13,159
     01/31/2004         $15,154               $16,689              $14,506
     04/30/2004         $15,107               $16,230              $14,020
     07/31/2004         $15,003               $16,111              $13,843
     10/31/2004         $16,246               $17,056              $14,702
     01/31/2005         $18,107               $18,408              $15,764
     04/30/2005         $17,582               $17,620              $14,681
     07/31/2005         $20,275               $20,423              $17,274
     10/31/2005         $19,633               $19,598              $16,479
     01/31/2006         $21,838               $22,049              $18,742
     04/30/2006         $22,521               $22,967              $19,594
     07/31/2006         $20,900               $21,204              $18,007
     10/31/2006         $23,003               $23,064              $19,771
     01/31/2007         $24,971               $24,566              $20,700
     04/30/2007         $26,875               $25,409              $21,128
     07/31/2007         $26,538               $24,501              $20,189
     10/31/2007         $27,892               $25,995              $21,604

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   20.25%     5-Year   22.71%     10-Year   10.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.


                  15 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Small- & Mid- Cap Value Fund (Class N)
   Russell 2500 Index
   Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer Small- &
                  Mid- Cap Value Fund
                       (Class N)        Russell 2500 Index   Russell 2000 Index

     03/01/2001         $10,000               $10,000              $10,000
     04/30/2001         $10,383               $10,286              $10,255
     07/31/2001         $10,761               $10,362              $10,281
     10/31/2001         $ 9,964               $ 9,176              $ 9,114
     01/31/2002         $11,311               $10,344              $10,317
     04/30/2002         $12,326               $10,838              $10,940
     07/31/2002         $10,030               $ 8,743              $ 8,435
     10/31/2002         $ 9,804               $ 8,338              $ 8,060
     01/31/2003         $ 9,574               $ 8,382              $ 8,061
     04/30/2003         $10,199               $ 8,994              $ 8,668
     07/31/2003         $11,726               $10,609              $10,384
     10/31/2003         $13,315               $11,814              $11,555
     01/31/2004         $14,918               $12,986              $12,738
     04/30/2004         $14,854               $12,629              $12,310
     07/31/2004         $14,773               $12,536              $12,155
     10/31/2004         $16,016               $13,272              $12,910
     01/31/2005         $17,876               $14,323              $13,842
     04/30/2005         $17,369               $13,710              $12,891
     07/31/2005         $20,054               $15,892              $15,168
     10/31/2005         $19,446               $15,249              $14,470
     01/31/2006         $21,654               $17,156              $16,457
     04/30/2006         $22,354               $17,871              $17,205
     07/31/2006         $20,770               $16,499              $15,811
     10/31/2006         $22,879               $17,946              $17,360
     01/31/2007         $24,857               $19,115              $18,176
     04/30/2007         $26,785               $19,771              $18,552
     07/31/2007         $26,478               $19,065              $17,728
     10/31/2007         $27,846               $20,227              $18,970

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   20.71%     5-Year   23.22%     Since Inception (3/1/01)   16.60%


                  16 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Small- & Mid- Cap Value Fund (Class Y)
   Russell 2500 Index
   Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer Small- &
                  Mid- Cap Value Fund
                       (Class Y)        Russell 2500 Index   Russell 2000 Index

     10/24/2005         $10,000               $10,000              $10,000
     10/31/2005         $ 9,910               $10,000              $10,000
     01/31/2006         $11,058               $11,251              $11,374
     04/30/2006         $11,438               $11,719              $11,891
     07/31/2006         $10,650               $10,820              $10,927
     10/31/2006         $11,758               $11,769              $11,998
     01/31/2007         $12,799               $12,535              $12,561
     04/30/2007         $13,817               $12,965              $12,821
     07/31/2007         $13,684               $12,502              $12,252
     10/31/2007         $14,418               $13,264              $13,110

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/07

1-Year   22.63%     5-Year   N/A     Since Inception (10/24/05)   19.86%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.


                  17 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. The asset-based sales charge is subject to a voluntary waiver of a portion or all of the charge as described in the Prospectus, and the Board of Trustees has set the rate at zero.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent deferred sales charges on redemption and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless


                  18 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 10/24/05. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  19 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions


                  20 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                            BEGINNING          ENDING          EXPENSES
                            ACCOUNT            ACCOUNT         PAID DURING
                            VALUE              VALUE           6 MONTHS ENDED
                            5/1/07             10/31/07        OCTOBER 31, 2007
--------------------------------------------------------------------------------
Class A Actual              $1,000.00          $1,041.70       $5.52
--------------------------------------------------------------------------------
Class A Hypothetical         1,000.00           1,019.81        5.46
--------------------------------------------------------------------------------
Class B Actual               1,000.00           1,037.30        9.75
--------------------------------------------------------------------------------
Class B Hypothetical         1,000.00           1,015.68        9.65
--------------------------------------------------------------------------------
Class C Actual               1,000.00           1,037.90        9.44
--------------------------------------------------------------------------------
Class C Hypothetical         1,000.00           1,015.98        9.34
--------------------------------------------------------------------------------
Class N Actual               1,000.00           1,039.60        7.38
--------------------------------------------------------------------------------
Class N Hypothetical         1,000.00           1,018.00        7.30
--------------------------------------------------------------------------------
Class Y Actual               1,000.00           1,043.50        3.87
--------------------------------------------------------------------------------
Class Y Hypothetical         1,000.00           1,021.42        3.83

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2007 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A            1.07%
-----------------------------
Class B            1.89
-----------------------------
Class C            1.83
-----------------------------
Class N            1.43
-----------------------------
Class Y            0.75

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                  21 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--96.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--14.3%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.6%
Goodyear Tire &
Rubber Co. (The) 1                                  2,750,000   $    82,912,500
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--4.3%
Gaylord
Entertainment
Co., Cl. A 1                                        1,000,000        54,480,000
--------------------------------------------------------------------------------
Panera Bread Co.,
Cl. A 1                                             1,000,000        40,990,000
--------------------------------------------------------------------------------
Penn National
Gaming, Inc. 1                                        700,000        43,225,000
--------------------------------------------------------------------------------
Pinnacle
Entertainment, Inc. 1                               2,000,000        58,400,000
--------------------------------------------------------------------------------
Scientific Games
Corp., Cl. A 1                                        800,000        28,920,000
                                                                ----------------
                                                                    226,015,000

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%
Jarden Corp. 1                                      1,200,000        42,624,000
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
ValueVision Media,
Inc., Cl. A 1                                       1,750,000         9,047,500
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.8%
Brunswick Corp.                                     1,325,000        29,560,750
--------------------------------------------------------------------------------
Mattel, Inc.                                        3,000,000        62,670,000
                                                                ----------------
                                                                     92,230,750

--------------------------------------------------------------------------------
MEDIA--2.8%
Cablevision Systems
Corp. New York
Group, Cl. A 1                                        500,000        14,665,000
--------------------------------------------------------------------------------
Cinemark Holdings,
Inc.                                                1,500,000        25,815,000
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series A 1                                          1,350,000        52,987,500
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                          1,400,000        51,352,000
                                                                ----------------
                                                                    144,819,500

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.8%
Advance Auto
Parts, Inc.                                         1,600,000        54,592,000

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
OfficeMax, Inc.                                     1,650,000   $    52,222,500
--------------------------------------------------------------------------------
Urban Outfitters,
Inc. 1                                              1,500,000        37,905,000
                                                                ----------------
                                                                    144,719,500

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.1%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.0%
Costco Wholesale
Corp.                                                 400,000        26,904,000
--------------------------------------------------------------------------------
Longs Drug Stores, Inc.                               525,000        27,567,750
--------------------------------------------------------------------------------
Pantry, Inc. (The) 1,2                              1,800,000        50,436,000
                                                                ----------------
                                                                    104,907,750

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.8%
Chiquita Brands
International, Inc. 1,2                             2,250,000        42,187,500
--------------------------------------------------------------------------------
ConAgra Foods, Inc.                                 2,200,000        52,206,000
                                                                ----------------
                                                                     94,393,500

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.3%
Herbalife Ltd.                                      1,500,000        66,135,000
--------------------------------------------------------------------------------
ENERGY--7.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.3%
Exterran Holdings,
Inc. 1                                                625,000        52,625,000
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc. 1                                         400,000        29,296,000
--------------------------------------------------------------------------------
Weatherford
International Ltd. 1                                  600,000        38,946,000
                                                                ----------------
                                                                    120,867,000

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--5.3%
Capital Product
Partners LP 2                                       1,000,000        26,910,000
--------------------------------------------------------------------------------
Continental
Resources, Inc. 1                                   1,750,000        41,142,500
--------------------------------------------------------------------------------
CVR Energy, Inc. 1                                  1,000,000        22,800,000
--------------------------------------------------------------------------------
Delta Petroleum
Corp. 1                                             2,000,000        37,400,000
--------------------------------------------------------------------------------
Kinder Morgan
Management LLC 1                                            1                36
--------------------------------------------------------------------------------
Murphy Oil Corp.                                      675,000        49,700,250


                  22 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS Continued
Peabody Energy
Corp.                                                 750,000   $    41,812,500
--------------------------------------------------------------------------------
Range Resources
Corp.                                               1,250,000        56,162,500
                                                                ----------------
                                                                    275,927,786

--------------------------------------------------------------------------------
FINANCIALS--16.1%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.7%
Affiliated Managers
Group, Inc. 1                                         500,000        65,775,000
--------------------------------------------------------------------------------
E*TRADE Financial
Corp. 1                                             6,670,000        74,303,800
--------------------------------------------------------------------------------
Investment
Technology
Group, Inc. 1                                       1,300,000        54,470,000
                                                                ----------------
                                                                    194,548,800

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.9%
Colonial BancGroup,
Inc. (The)                                          2,600,000        49,868,000
--------------------------------------------------------------------------------
East West Bancorp,
Inc.                                                1,650,000        55,671,000
--------------------------------------------------------------------------------
Sterling Financial
Corp., Western US                                   2,000,000        45,000,000
                                                                ----------------
                                                                    150,539,000

--------------------------------------------------------------------------------
INSURANCE--6.4%
ACE Ltd.                                              550,000        33,335,500
--------------------------------------------------------------------------------
Everest Re Group
Ltd.                                                  800,000        85,232,000
--------------------------------------------------------------------------------
Fidelity National Title
Group, Inc., Cl. A                                  1,650,000        25,393,500
--------------------------------------------------------------------------------
National Financial
Partners Corp.                                      1,475,000        80,638,250
--------------------------------------------------------------------------------
Platinum
Underwriters
Holdings Ltd.                                         288,800        10,396,800
--------------------------------------------------------------------------------
Protective Life Corp.                               1,500,000        64,305,000
--------------------------------------------------------------------------------
Validus Holdings
Ltd. 1                                              1,200,000        31,080,000
                                                                ----------------
                                                                    330,381,050

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--1.7%
American Financial
Realty Trust                                        2,500,000   $    16,850,000
--------------------------------------------------------------------------------
BioMed Realty Trust,
Inc.                                                1,100,000        26,279,000
--------------------------------------------------------------------------------
DuPont Fabros
Technology, Inc. 1                                    750,000        16,110,000
--------------------------------------------------------------------------------
General Growth
Properties, Inc.                                      500,000        27,180,000
                                                                ----------------
                                                                     86,419,000

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
Meruelo Maddux
Properties, Inc. 1                                  1,000,000         4,810,000
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.3%
NewAlliance
Bancshares, Inc.                                    5,000,000        69,950,000
--------------------------------------------------------------------------------
HEALTH CARE--7.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.4%
Vanda Pharmaceuticals,
Inc. 1,2                                            1,600,000        24,000,000
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Hospira, Inc. 1                                     1,600,000        66,128,000
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.6%
Community Health
Systems, Inc. 1                                     1,500,000        49,395,000
--------------------------------------------------------------------------------
DaVita, Inc. 1                                      1,000,000        65,190,000
--------------------------------------------------------------------------------
Health Net, Inc. 1                                  1,250,000        67,012,500
--------------------------------------------------------------------------------
Medco Health
Solutions, Inc. 1                                     600,000        56,628,000
                                                                ----------------
                                                                    238,225,500

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.8%
Thermo Fisher
Scientific, Inc. 1                                    750,000        44,107,500
--------------------------------------------------------------------------------
INDUSTRIALS--14.8%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.9%
Alliant Techsystems,
Inc. 1                                                500,000        55,195,000
--------------------------------------------------------------------------------
Goodrich Corp.                                      1,125,000        78,367,500
--------------------------------------------------------------------------------
Spirit Aerosystems
Holdings, Inc., Cl. A 1                             2,000,000        69,440,000
                                                                ----------------
                                                                    203,002,500


                  23 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.6%
Atlas Air Worldwide
Holdings, Inc. 1                                      540,000   $    31,638,600
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.3%
Information Services
Group, Inc. 1,2                                     2,300,000        17,342,000
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.1%
Foster Wheeler Ltd. 1                                 200,000        29,650,000
--------------------------------------------------------------------------------
KBR, Inc. 1                                           650,000        27,872,000
                                                                ----------------
                                                                     57,522,000

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.2%
AMETEK, Inc.                                        1,400,000        65,800,000
--------------------------------------------------------------------------------
Cooper Industries
Ltd., Cl. A                                           900,000        47,151,000
                                                                ----------------
                                                                    112,951,000

--------------------------------------------------------------------------------
MACHINERY--4.8%
Greenbrier Cos., Inc. 2                             1,600,000        42,736,000
--------------------------------------------------------------------------------
Joy Global, Inc.                                    1,500,000        87,090,000
--------------------------------------------------------------------------------
Kaydon Corp.                                        1,200,000        64,548,000
--------------------------------------------------------------------------------
Navistar International
Corp. 1                                               850,000        53,550,000
                                                                ----------------
                                                                    247,924,000

--------------------------------------------------------------------------------
MARINE--1.4%
Eagle Bulk Shipping,
Inc.                                                1,600,000        54,544,000
--------------------------------------------------------------------------------
Navios Maritime
Holdings, Inc.                                        850,000        15,359,500
                                                                ----------------
                                                                     69,903,500

--------------------------------------------------------------------------------
ROAD & RAIL--0.5%
Hunt (J.B.) Transport
Services, Inc.                                      1,000,000        27,720,000
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--14.3%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Seagate Technology                                    500,000        13,920,000
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.4%
Agilent Technologies,
Inc. 1                                              1,800,000        66,330,000
--------------------------------------------------------------------------------
Amphenol Corp.,
Cl. A                                               1,300,000        57,551,000
                                                                ----------------
                                                                    123,881,000

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
IT SERVICES--1.2%
Affiliated Computer
Services, Inc., Cl. A 1                             1,200,000   $    60,792,000
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--4.9%
ASML Holding NV 1                                   1,500,000        52,380,000
--------------------------------------------------------------------------------
FormFactor, Inc. 1                                  1,000,000        39,110,000
--------------------------------------------------------------------------------
Lam Research Corp. 1                                1,050,000        52,710,000
--------------------------------------------------------------------------------
Maxim Integrated
Products, Inc.                                      2,000,000        54,200,000
--------------------------------------------------------------------------------
Varian Semiconductor
Equipment Associates,
Inc. 1                                              1,200,000        55,224,000
                                                                ----------------
                                                                    253,624,000

--------------------------------------------------------------------------------
SOFTWARE--5.6%
Activision, Inc. 1                                  1,000,000        23,650,000
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                       1,500,000        51,600,000
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                             1,000,000        61,120,000
--------------------------------------------------------------------------------
McAfee, Inc. 1                                      1,800,000        74,430,000
--------------------------------------------------------------------------------
THQ, Inc. 1                                         2,961,984        80,240,146
                                                                ----------------
                                                                    291,040,146

--------------------------------------------------------------------------------
MATERIALS--6.6%
--------------------------------------------------------------------------------
CHEMICALS--3.2%
Albemarle Corp.                                     1,025,000        48,954,000
--------------------------------------------------------------------------------
FMC Corp.                                             850,000        48,875,000
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                1,000,000        67,880,000
                                                                ----------------
                                                                    165,709,000

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--1.7%
Martin Marietta
Materials, Inc.                                       275,000        35,571,250
--------------------------------------------------------------------------------
Texas Industries, Inc.                                700,000        51,142,000
                                                                ----------------
                                                                     86,713,250

--------------------------------------------------------------------------------
METALS & MINING--1.7%
Carpenter Technology
Corp.                                                 625,000        90,568,750


                  24 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.1%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.1%
Crown Castle
International Corp. 1                               1,500,000   $    61,605,000
--------------------------------------------------------------------------------
NII Holdings, Inc. 1                                  800,000        46,400,000
                                                                ----------------
                                                                    108,005,000

--------------------------------------------------------------------------------
UTILITIES--8.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.5%
Cleco Corp. 2                                       3,000,000        79,050,000
--------------------------------------------------------------------------------
ENERGY TRADERS--3.9%
AES Corp. (The) 1                                   3,000,000        64,230,000
--------------------------------------------------------------------------------
Dynegy, Inc., Cl. A 1                               5,000,000        46,050,000
--------------------------------------------------------------------------------
Mirant Corp. 1                                        850,000        36,006,000
--------------------------------------------------------------------------------
NRG Energy, Inc. 1                                  1,200,000        54,792,000
                                                                ----------------
                                                                    201,078,000

--------------------------------------------------------------------------------
GAS UTILITIES--1.2%
Southern Union Co.                                  2,000,000        63,000,000
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--1.6%
CMS Energy Corp.                                    5,000,000        84,850,000
                                                                ----------------
Total Common Stocks
(Cost $4,284,959,423)                                             5,003,943,382

                                                        UNITS             VALUE
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
--------------------------------------------------------------------------------
Information Services
Group, Inc. Wts.,
Exp. 1/31/11 1
(Cost $2,212,394)                                   2,200,000   $     2,860,000

                                                       SHARES
--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--2.4%
--------------------------------------------------------------------------------
Oppenheimer
Institutional Money
Market Fund,
Cl. E, 5.20% 2,3
(Cost $125,541,232)                               125,541,232       125,541,232

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $4,412,713,049)                                    98.7%    5,132,344,614
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                        1.3        69,215,603
                                                 -------------------------------
NET ASSETS                                              100.0%  $ 5,201,560,217
                                                 ===============================


                  25 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                                               SHARES           GROSS            GROSS             SHARES
                                                     OCTOBER 31, 2006       ADDITIONS       REDUCTIONS   OCTOBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Capital Product Partners LP                                        --       1,230,600          230,600          1,000,000
Chiquita Brands International, Inc.                                --       2,500,000          250,000          2,250,000
Cleco Corp.                                                        --       3,300,000          300,000          3,000,000
Fidelity National Title Group, Inc., Cl. A a                2,250,000         732,387        1,332,387          1,650,000
Granahan McCourt Acquisition Corp.                          1,350,000              --        1,350,000                 --
Greenbrier Cos., Inc.                                              --       1,600,000               --          1,600,000
Grubb & Ellis Co.                                           2,000,000              --        2,000,000                 --
Information Services Group, Inc.                                   --       2,300,000 b             --          2,300,000
Oppenheimer Institutional Money Market Fund, Cl. E        165,612,944   2,288,993,807    2,329,065,519        125,541,232
Pantry, Inc. (The)                                                 --       1,828,200           28,200          1,800,000
ValueVision Media, Inc., Cl. A a                            2,500,000              --          750,000          1,750,000
Vanda Pharmaceuticals, Inc.                                        --       1,600,000               --          1,600,000

                                                                                              DIVIDEND           REALIZED
                                                                                VALUE           INCOME        GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Capital Product Partners LP                                             $  26,910,000    $     311,337   $      1,049,285
Chiquita Brands International, Inc.                                        42,187,500               --            708,023
Cleco Corp.                                                                79,050,000        1,417,500         (1,476,200)
Fidelity National Title Group, Inc., Cl. A a                                       -- c      1,949,980          5,407,905
Granahan McCourt Acquisition Corp.                                                 --               --            524,862
Greenbrier Cos., Inc.                                                      42,736,000          324,189                 --
Grubb & Ellis Co.                                                                  --               --          4,332,614
Information Services Group, Inc.                                           17,342,000               --                 --
Oppenheimer Institutional Money Market Fund, Cl. E                        125,541,232        9,957,625                 --
Pantry, Inc. (The)                                                         50,436,000               --           (104,242)
ValueVision Media, Inc., Cl. A a                                                   -- c             --         (5,345,426)
Vanda Pharmaceuticals, Inc.                                                24,000,000               --                 --
                                                                        --------------------------------------------------
                                                                        $ 408,202,732    $  13,960,631   $      5,096,821
                                                                        ==================================================

   a. No longer an affiliate as of October 31, 2007.

   b. All or a portion is the result of a corporate action.

   c. The security is no longer an affiliate, therefore, the value has been excluded from this table.

3. Rate shown is the 7-day yield as of October 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  26 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $3,961,684,124)                                       $ 4,724,141,882
Affiliated companies (cost $451,028,925)                                               408,202,732
                                                                                   ----------------

                                                                                     5,132,344,614
---------------------------------------------------------------------------------------------------
Cash                                                                                     1,258,932
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                       123,557,663
Shares of beneficial interest sold                                                       3,380,770
Dividends                                                                                3,001,900
Other                                                                                      155,530
                                                                                   ----------------
Total assets                                                                         5,263,699,409

---------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                   47,673,621
Shares of beneficial interest redeemed                                                  11,747,289
Distribution and service plan fees                                                         981,668
Transfer and shareholder servicing agent fees                                              907,445
Trustees' compensation                                                                     426,971
Shareholder communications                                                                 321,623
Other                                                                                       80,575
                                                                                   ----------------
Total liabilities                                                                       62,139,192

---------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $ 5,201,560,217
                                                                                   ================

---------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                         $     1,251,884
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                           4,036,641,331
---------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                           (452,996)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions         444,488,433
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                             719,631,565
                                                                                   ----------------
NET ASSETS                                                                         $ 5,201,560,217
                                                                                   ================


                  27 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,530,371,225 and 82,524,488 shares of beneficial interest outstanding)                    $42.78
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                    $45.39
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $367,687,957
and 9,650,390 shares of beneficial interest outstanding)                                    $38.10
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $812,430,424
and 21,326,336 shares of beneficial interest outstanding)                                   $38.10
---------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $397,074,857
and 9,509,671 shares of beneficial interest outstanding)                                    $41.75
---------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $93,995,754 and 2,177,525 shares of beneficial interest outstanding)          $43.17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  28 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $60,157)               $    27,233,380
Affiliated companies                                                                    13,960,631
---------------------------------------------------------------------------------------------------
Interest                                                                                   204,743
---------------------------------------------------------------------------------------------------
Other income                                                                                38,305
                                                                                   ----------------
Total investment income                                                                 41,437,059

---------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------
Management fees                                                                         28,660,705
---------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                  7,676,074
Class B                                                                                  3,703,196
Class C                                                                                  7,246,805
Class N                                                                                  1,625,041
---------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                  6,059,449
Class B                                                                                    875,890
Class C                                                                                  1,406,822
Class N                                                                                    996,458
Class Y                                                                                     56,932
---------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                    429,606
Class B                                                                                    123,478
Class C                                                                                    122,409
Class N                                                                                     21,528
Class Y                                                                                        256
---------------------------------------------------------------------------------------------------
Trustees' compensation                                                                     245,188
---------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                 37,255
---------------------------------------------------------------------------------------------------
Administration service fees                                                                  1,500
---------------------------------------------------------------------------------------------------
Other                                                                                      454,458
                                                                                   ----------------
Total expenses                                                                          59,743,050
Less reduction to custodian expenses                                                        (7,866)
Less waivers and reimbursements of expenses                                               (187,924)
                                                                                   ----------------
Net expenses                                                                            59,547,260

---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                    (18,110,201)


                  29 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
---------------------------------------------------------------------------------------------------
Net realized gain on:
Investments:
   Unaffiliated companies                                                          $   528,429,659
   Affiliated companies                                                                  5,096,821
Closing and expiration of option contracts written                                         241,092
Foreign currency transactions                                                              814,464
                                                                                   ----------------

Net realized gain                                                                      534,582,036
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                            319,583,269
Option contracts written                                                                    70,006
                                                                                   ----------------
Net change in unrealized appreciation                                                  319,653,275

---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   836,125,110
                                                                                   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  30 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                             2007             2006
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                      $  (18,110,201)  $   (2,708,503)
-------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                           534,582,036      222,620,620
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                       319,653,275      209,711,407
                                                                                         --------------------------------
Net increase in net assets resulting from operations                                        836,125,110      429,623,524

-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                    (134,183,398)     (77,804,945)
Class B                                                                                     (20,095,320)     (16,849,275)
Class C                                                                                     (34,120,436)     (19,268,301)
Class N                                                                                     (13,524,392)      (6,894,529)
Class Y                                                                                      (2,073,838)        (927,666)
                                                                                         --------------------------------
                                                                                           (203,997,384)    (121,744,716)

-------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                                     747,231,246      833,598,110
Class B                                                                                      (8,849,004)      24,936,974
Class C                                                                                     177,562,311      205,626,330
Class N                                                                                     124,137,481      107,130,883
Class Y                                                                                      50,475,978       33,195,013
                                                                                         --------------------------------
                                                                                          1,090,558,012    1,204,487,310

-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Total increase                                                                            1,722,685,738    1,512,366,118
-------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       3,478,874,479    1,966,508,361
                                                                                         --------------------------------
End of period (including accumulated net investment loss
of $452,996 and $277,699, respectively)                                                  $5,201,560,217   $3,478,874,479
                                                                                         ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  31 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED OCTOBER 31,                         2007            2006            2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period             $        36.95     $     33.08     $     30.08     $  26.11     $  19.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                               (.08) 1          .05 1          (.04) 1      (.17) 1      (.04)
Net realized and unrealized gain                           7.97            5.69            6.22         5.42         6.97
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           7.89            5.74            6.18         5.25         6.93
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized gain                      (2.06)          (1.87)          (3.18)       (1.28)          --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $        42.78     $     36.95     $     33.08     $  30.08     $  26.11
                                                 ==========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        22.18%          18.04%          21.87%       20.90%       36.13%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $    3,530,371     $ 2,343,715     $ 1,298,204     $543,999     $330,215
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $    3,150,544     $ 1,884,099     $   893,501     $436,617     $245,319
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                              (0.19)%          0.13%          (0.11)%      (0.61)%      (0.12)%
Total expenses                                             1.08% 4         1.14% 4         1.23%        1.35%        1.59%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                                   1.08%           1.14%           1.23%        1.35%        1.56%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     115%            136%            121%         163%         163%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2007         1.08%
         Year Ended October 31, 2006         1.14%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  32 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS B     YEAR ENDED OCTOBER 31,                                 2007           2006            2005           2004         2003
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     33.38     $    30.29     $     28.01     $    24.59    $   18.20
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                (.36) 1        (.22) 1         (.29) 1        (.37) 1      (.17)
Net realized and unrealized gain                                   7.14           5.18            5.75           5.07         6.56
                                                            ------------------------------------------------------------------------
Total from investment operations                                   6.78           4.96            5.46           4.70         6.39
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                              (2.06)         (1.87)          (3.18)         (1.28)          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $     38.10     $    33.38     $     30.29     $    28.01    $   24.59
                                                            ========================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                21.18%         17.08%          20.82%         19.91%       35.11%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $   367,688     $  327,908     $   272,643     $  198,971    $ 171,896
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $   370,633     $  307,618     $   243,754     $  190,251    $ 137,734
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                               (1.00)%        (0.71)%         (0.98)%        (1.43)%      (0.85)%
Total expenses                                                     1.90% 4        1.97% 4         2.09%          2.18%        2.42%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                                           1.90%          1.97%           2.09%          2.18%        2.29%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             115%           136%            121%           163%         163%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2007         1.90%
         Year Ended October 31, 2006         1.97%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  33 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED OCTOBER 31,                         2007         2006         2005          2004         2003
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  33.36     $  30.25     $  27.97     $   24.55    $   18.17
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.34) 1      (.20) 1      (.27) 1       (.37) 1      (.13)
Net realized and unrealized gain                           7.14         5.18         5.73          5.07         6.51
                                                       ---------------------------------------------------------------
Total from investment operations                           6.80         4.98         5.46          4.70         6.38
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (2.06)       (1.87)       (3.18)        (1.28)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  38.10     $  33.36     $  30.25     $   27.97    $   24.55
                                                       ===============================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        21.25%       17.17%       20.85%        19.95%       35.11%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $812,430     $542,273     $292,689     $ 122,329    $  71,779
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $725,723     $429,214     $199,650     $  96,555    $  53,649
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.95)%      (0.64)%      (0.91)%       (1.42)%      (0.85)%
Total expenses                                             1.84% 4      1.92% 4      2.03%         2.16%        2.40%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                                   1.84%        1.92%        2.03%         2.16%        2.30%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     115%         136%         121%          163%         163%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2007         1.84%
         Year Ended October 31, 2006         1.92%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  34 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS N     YEAR ENDED OCTOBER 31,                         2007         2006         2005          2004         2003
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  36.24     $  32.58     $  29.77     $   25.98    $   19.13
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.22) 1      (.08) 1      (.14) 1       (.26) 1      (.11)
Net realized and unrealized gain                           7.79         5.61         6.13          5.33         6.96
                                                       ---------------------------------------------------------------
Total from investment operations                           7.57         5.53         5.99          5.07         6.85
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (2.06)       (1.87)       (3.18)        (1.28)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  41.75     $  36.24     $  32.58     $   29.77    $   25.98
                                                       ===============================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        21.71%       17.65%       21.42%        20.29%       35.81%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $397,075     $229,340     $102,971     $  36,322    $  11,216
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $325,526     $171,305     $ 68,779     $  21,951    $   6,722
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.55)%      (0.22)%      (0.44)%       (0.93)%      (0.36)%
Total expenses                                             1.45% 4      1.50% 4      1.57%         1.70%        2.01%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                                   1.45%        1.50%        1.57%         1.66%        1.80%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     115%         136%         121%          163%         163%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2007         1.45%
         Year Ended October 31, 2006         1.50%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  35 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED OCTOBER 31,                          2007            2006            2005 1
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   37.14        $  33.08        $  33.38
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                               .07             .26              -- 3
Net realized and unrealized gain (loss)                     8.02            5.67            (.30)
                                                       --------------------------------------------
Total from investment operations                            8.09            5.93            (.30)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                       (2.06)          (1.87)             --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   43.17        $  37.14        $  33.08
                                                       ============================================

---------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                         22.63%          18.64%          (0.90)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $  93,996        $ 35,638        $      1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $  63,467        $ 12,164        $      1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                                0.18%           0.76%          (0.32)%
Total expenses                                              0.72% 6,7,8     0.68% 6,7,8     0.90% 7
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      115%            136%            121%

1. For the period from October 24, 2005 (inception of offering) to October 31, 2005.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2007         0.72%
         Year Ended October 31, 2006         0.68%

7. Reduction to custodian expenses less than 0.005%.

8. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  36 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Small- & Mid- Cap Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments


                  37 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market


                  38 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED        ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM               LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2         TAX PURPOSES
      -----------------------------------------------------------------------
      $  171,052,463   $ 282,654,877   $             --   $      710,412,657

1. During the fiscal year ended October 31, 2007, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended October 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                  39 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Accordingly, the following amounts have been reclassified for October 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                          REDUCTION TO       REDUCTION TO
                           ACCUMULATED    ACCUMULATED NET
      INCREASE TO       NET INVESTMENT      REALIZED GAIN
      PAID-IN CAPITAL             LOSS   ON INVESTMENTS 3
      ----------------------------------------------------
      $    54,724,179   $   17,934,904   $     72,659,083

3. $54,724,179, including $37,752,148 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

                                        YEAR ENDED         YEAR ENDED
                                  OCTOBER 31, 2007   OCTOBER 31, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income             $    110,658,381   $     73,885,502
      Long-term capital gain            93,339,003         47,859,214
                                  ------------------------------------
      Total                       $    203,997,384   $    121,744,716
                                  ====================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities     $4,421,931,957
                                         ===============
      Gross unrealized appreciation      $  900,318,088
      Gross unrealized depreciation        (189,905,431)
                                         ---------------
      Net unrealized appreciation        $  710,412,657
                                         ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2007, the Fund's projected benefit obligations were increased by $164,059 and payments of $8,591 were made to retired trustees, resulting in an accumulated liability of $425,574 as of October 31, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund


                  40 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  41 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED OCTOBER 31, 2007        YEAR ENDED OCTOBER 31, 2006
                                       SHARES            AMOUNT         SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------
CLASS A
Sold                               35,296,465    $1,413,973,807     37,106,616    $ 1,282,205,333
Dividends and/or
distributions reinvested            3,138,182       116,865,940      2,094,799         68,918,902
Redeemed                          (19,334,484)     (783,608,501) 1 (15,026,011)      (517,526,125) 2
                                  -------------------------------------------------------------------
Net increase                       19,100,163    $  747,231,246     24,175,404    $   833,598,110
                                  ===================================================================

-----------------------------------------------------------------------------------------------------
CLASS B
Sold                                2,354,173    $   83,945,046      3,195,736    $   100,252,356
Dividends and/or
distributions reinvested              536,345        17,919,301        505,807         15,143,846
Redeemed                           (3,063,581)     (110,713,351) 1  (2,880,075)       (90,459,228) 2
                                  -------------------------------------------------------------------
Net increase (decrease)              (173,063)   $   (8,849,004)       821,468    $    24,936,974
                                  ===================================================================

-----------------------------------------------------------------------------------------------------
CLASS C
Sold                                8,127,707    $  289,824,285      8,543,881    $   267,752,421
Dividends and/or
distributions reinvested              704,284        23,516,054        473,830         14,172,254
Redeemed                           (3,761,916)     (135,778,028) 1  (2,436,172)       (76,298,345) 2
                                  -------------------------------------------------------------------
Net increase                        5,070,075    $  177,562,311      6,581,539    $   205,626,330
                                  ===================================================================

-----------------------------------------------------------------------------------------------------
CLASS N
Sold                                5,367,554    $  211,159,602      4,522,723    $   153,395,550
Dividends and/or
distributions reinvested              305,817        11,153,148        184,925          5,986,033
Redeemed                           (2,492,279)      (98,175,269) 1  (1,539,472)       (52,250,700) 2
                                  -------------------------------------------------------------------
Net increase                        3,181,092    $  124,137,481      3,168,176    $   107,130,883
                                  ===================================================================

-----------------------------------------------------------------------------------------------------
CLASS Y
Sold                                1,491,531    $   61,957,864      1,347,807    $    46,153,192
Dividends and/or
distributions reinvested               55,375         2,073,776         28,178            927,610
Redeemed                             (329,064)      (13,555,662) 1    (416,332)       (13,885,789) 2
                                  -------------------------------------------------------------------
Net increase                        1,217,842    $   50,475,978        959,653    $    33,195,013
                                  ===================================================================

1. Net of redemption fees of $55,972, $6,585, $12,893, $5,783 and $1,128 for
Class A, Class B, Class C, Class N and Class Y, respectively.

2. Net of redemption fees of $25,973, $4,241, $5,917, $2,361 and $168 for Class
A, Class B, Class C, Class N and Class Y, respectively.


                  42 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2007, were as follows:

                                         PURCHASES            SALES
      -------------------------------------------------------------
      Investment securities         $5,931,141,374   $5,072,729,285

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

FEE SCHEDULE EFFECTIVE SEPT. 1, 2007         FEE SCHEDULE FROM NOV. 1, 2006 TO AUG. 31, 2007
---------------------------------------------------------------------------------------------
Up to $400 million            0.80%          Up to $400 million                       0.80%
Next $400 million             0.75           Next $400 million                        0.75
Next $1.2 billion             0.60           Next $1.2 billion                        0.60
Next $4 billion               0.58           Over $2.0 billion                        0.58
Over $6.0 billion             0.56

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2007, the Fund paid $9,181,792 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.


                  43 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2007 for Class B, Class C and Class N shares were $2,217,741, $7,960,908 and $2,765,202, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                            CLASS A         CLASS B         CLASS C         CLASS N
                            CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                          FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                      SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                        RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED              DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
----------------------------------------------------------------------------------------------------
October 31, 2007         $1,483,755         $36,497        $466,399        $102,489         $27,287

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended October 31, 2007, the Manager waived $187,924 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.


                  44 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of October 31, 2007, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                  45 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY Continued

Written option activity for the year ended October 31, 2007 was as follows:

                                                       PUT OPTIONS
                                                       -----------
                                           NUMBER OF     AMOUNT OF
                                           CONTRACTS      PREMIUMS
            ------------------------------------------------------
            Options outstanding as of
            October 31, 2006                  10,000   $   179,994
            Options written                    5,000        61,098
            Options expired                  (15,000)     (241,092)
                                           -----------------------
            Options outstanding as of
            October 31, 2007                      --   $        --
                                           =======================

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                  46 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

--------------------------------------------------------------------------------
8. SUBSEQUENT EVENT

On November 19, 2007, the Fund's Board of Trustees voted to freeze participation in the retirement plan for the Board's independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.


                  47 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER QUEST FOR VALUE FUNDS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid- Cap Value Fund, (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid- Cap Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Denver, Colorado
December 13, 2007


                  48 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.9424 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 8, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions should be multiplied by 12.06% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $25,242,495 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2007, $188,578,127 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance


                  49 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free .at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  50 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY, AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.


                  51 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of John Damian, the portfolio manager for the Fund, and the Manager's Value investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap value funds advised by the Manager and by other investment advisers. The Board noted that the Fund's one-year, three-year, and ten-year performance were better than its peer group median. However its five-year performance was below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other mid-cap value funds and mid-cap core funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees and total expenses are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those


                  52 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders. Based on this evaluation, the Board requested and the Manager agreed to a revised breakpoint schedule that effective September 1, 2007, the Fund pays the Manager at the following annual rates that decline as the Fund's assets grow: 0.80% of the first $400 million of average annual net assets of the Fund, 0.75% of the next $400 million, 0.60% of the next $1.2 billion, 0.58% of the next $4 billion, and 0.56% of average annual net assets in excess of $6 billion.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                  53 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE        PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
FUND, LENGTH OF SERVICE, AGE           NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                            THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                               80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                       RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,                    Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner
Chairman of the Board of               of Trivest Venture Fund (private venture capital fund); President of Investment Counseling
Trustees (since 2001),                 Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment
Trustee (since 1987)                   companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free
Age: 74                                Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                       President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment
Trustee (since 2005)                   management company) (since January 2004); President of The Community Reinvestment Act
Age: 67                                Qualified Investment Fund (investment management company) (since January 2004);
                                       Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Chief Operating Officer and Chief Financial
                                       Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National
                                       Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief
                                       Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President
                                       and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                       National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement
                                       Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of
                                       Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of
                                       Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial
                                       Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill
                                       Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                       (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972);
                                       held the following positions at Price Waterhouse & Company (financial services firm): Tax
                                       Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States
                                       Marine Corps (1957-1959). Oversees 63 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                       A director or trustee of other Oppenheimer funds. Oversees 63 portfolios in the
Trustee (since 1998)                   OppenheimerFunds complex.
Age: 74

LACY B. HERRMANN,                      Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company)
Trustee (since 1987)                   (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment
Age: 78                                Management LLC (since August 1984); Chief Executive Officer and President of Aquila
                                       Management Corporation (August 1984-December 1994); Vice President, Director and Secretary
                                       of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of
                                       Aquila Distributors, Inc.; President and Chairman of the Board of Trustees of Capital Cash
                                       Management Trust ("CCMT"); President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT); Chairman,


                  54 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

LACY B. HERRMANN,                      President and Director of InCap Management Corporation; Sub-Advisor and Administrator of
Continued                              Prime Cash Fund & Short Term Asset Reserves; Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of Premier VIT (formerly PIMCO
                                       Advisors VIT) (investment company) (since 1994); Trustee of OCC Accumulation Trust
                                       (open-end investment company) (until December 2004); Trustee Emeritus of Brown University
                                       (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                       General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of
Trustee (since 2001)                   Special Value Opportunities Fund, LLC (registered investment company) (since September
Age: 64                                2004); Member of Zurich Financial Services Investment Advisory Board (insurance) (since
                                       October 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of
                                       Governing Trustees of The Jackson Laboratory (non-profit); Trustee of the Institute for
                                       Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September
                                       2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit);
                                       Governor, Jerome Levy Economics Institute of Bard College (August 1990-September 2001)
                                       (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 63 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                     MR. MURPHY IS AN "INTERESTED TRUSTEE" BECAUSE HE IS AFFILIATED WITH THE MANAGER BY VIRTUE OF
AND OFFICER                            HIS POSITIONS AS AN OFFICER AND DIRECTOR OF THE MANAGER, AND AS A SHAREHOLDER OF ITS PARENT
                                       COMPANY. THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                       FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM,
                                       OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE
                                       TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

JOHN V. MURPHY,                        Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President
Trustee (since 2005) and               of the Manager (September 2000-March 2007); President and director or trustee of other
President and Principal                Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the
Executive Officer (since 2001)         Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding
Age: 58                                company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
                                       Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and
                                       Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of
                                       OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since
                                       July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI
                                       Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                       Investment Management Corporation and Tremont Capital Management, Inc. (since November
                                       2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                       July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer
                                       Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                       Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                       Corporation (holding company parent of Babson Capital Management LLC) (since June 1995);
                                       Chairman (since October 2007) and Member of the Investment Company Institute's Board of
                                       Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.


                  55 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                      THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. DAMIAN, ZACK,
THE FUND                               GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                       YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S.
                                       TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR
                                       UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

JOHN DAMIAN,                           Vice President of the Manager (since September 2001); Senior Analyst/Director for Citigroup
Vice President and Portfolio           Asset Management (November 1999-September 2001); Senior Research Analyst for Pzena
Manager (since 2005)                   Investment Management (October 1997-November 1999). An officer of 2 portfolios in the
Age: 39                                OppenheimerFunds complex.

MARK S. VANDEHEY,                      Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief               Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                     Management and Shareholder Services, Inc. (since March 2004); Vice President of
(since 2004)                           OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Age: 57                                Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of
                                       the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                       Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal                following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting                 Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer
Officer (since 1999)                   Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
Age: 48                                2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since
                                       May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                       OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                                       (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                       OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003)
                                       and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN PETERSEN,                        Vice President of the Manager (since February 2007); Assistant Vice President of the
Assistant Treasurer                    Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager
(since 2004)                           (November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                     Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer                    and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
(since 2005)                           Berger Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the
Age: 37                                OppenheimerFunds complex.

ROBERT G. ZACK,                        Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2001)                 Manager; General Counsel and Director of the Distributor (since December 2001); General
Age: 59                                Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
                                       President and General Counsel of HarbourView Asset Management Corporation (since December
                                       2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                       (since


                  56 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

ROBERT G. ZACK,                        September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd.
Continued                              and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings,
                                       Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since
                                       November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                       Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                       President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                       Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since
                                       June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                       Management, Inc. (since November 2001); Director of OppenheimerFunds International
                                       Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003).
                                       An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                     Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary                    (April 2001-April 2004), Associate General Counsel (December 2000-April 2004). An officer
(since 2004)                           of 102 portfolios in the OppenheimerFunds complex.
Age: 39

PHILLIP S. GILLESPIE,                  Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary                    First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
(since 2004)                           President (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios
Age: 43                                in the OppenheimerFunds complex.

KATHLEEN T. IVES,                      Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary                    2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
(since 2001)                           2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
Age: 42                                (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                       (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                       Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                       1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  57 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND



OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Software                                                                   10.4%
--------------------------------------------------------------------------------
Media                                                                       5.2
--------------------------------------------------------------------------------
Tobacco                                                                     5.0
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 4.2
--------------------------------------------------------------------------------
Capital Markets                                                             4.0
--------------------------------------------------------------------------------
Aerospace & Defense                                                         4.0
--------------------------------------------------------------------------------
Pharmaceuticals                                                             3.4
--------------------------------------------------------------------------------
Metals & Mining                                                             2.6
--------------------------------------------------------------------------------
Food Products                                                               2.4
--------------------------------------------------------------------------------
Internet Software & Services                                                2.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                                         6.0%
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          3.1
--------------------------------------------------------------------------------
UBS AG                                                                      2.8
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C                                              2.6
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.3
--------------------------------------------------------------------------------
Nestle SA                                                                   2.0
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A                                              2.0
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           1.9
--------------------------------------------------------------------------------
Loews Corp./Carolina Group                                                  1.9
--------------------------------------------------------------------------------
United Technologies Corp.                                                   1.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on net assets.

For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------


                  7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks                                                                     68.9%
Cash Equivalents                                                           28.4
Structured Securities                                                       2.0
Convertible Corporate Bonds and Notes                                       0.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on the total market value of investments.
--------------------------------------------------------------------------------


                  8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Quest Opportunity Value Fund's Class A shares (without sales charge) generated a total return of 19.65% for the 12 months ended October 31, 2007, outperforming the S&P 500 Index by a sizable margin while limiting the risks and volatility associated with stocks. On average, we allocated the majority of assets in equities, allocating the remainder to fixed-income securities and short positions. The short positions and the equity portfolio were the strongest contributors to performance; the fixed-income portfolio made a more moderate contribution while greatly restraining overall portfolio volatility.

      Throughout the reporting period, we had a cautiously optimistic outlook for stocks and a bearish outlook for bonds, particularly mortgage-backed securities (MBS). In keeping with these viewpoints, we invested the Fund's fixed-income allocation primarily in money market instruments, which offered yields nearly as attractive as those available from longer-term fixed-income securities but entailed considerably less risk.

      We started the period convinced that yields on low-quality mortgage loans (i.e., sub-prime MBS) were too low to adequately reflect the relative risk entailed; it would only be a matter of time before rising defaults on subprime mortgages caused these yields to rise (and prices, which move opposite to yields, to fall). Pairing a specially structured investment product with a hedging strategy, we positioned the Fund to take advantage of that eventuality while putting no capital at risk. This transaction was one of the largest single contributors to performance in the second half, after prices for subprime MBS declined as much as 40% or more.

      The other major contributors to performance were several of the largest equity positions, including cable operator Liberty Global, Inc., video-game designer Take-Two Interactive Software, Inc., industrial firm Siemens AG and Companhia Vale do Rio Doce (CVRD), a Brazilian iron ore-mining company. We attribute the advance for Liberty Global to the company's dominant position in the European and Japanese cable markets, and to deploying its considerable free cash flow to aggressively buy back its own stock.


                  9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      Siemens was a case where improved leadership paid off handsomely. Management at the company, which is one of the world's largest electrical engineering and electronics firms, has placed greater emphasis on shareholder-friendly practices in recent years and is reaping the benefit now, in the form of more investor support for its stock.

      Finally, our investment in CVRD more than doubled in value during the period. In a strong global economy, with many emerging nations investing heavily in infrastructure building, demand for iron ore, the raw material for making steel, is at an all-time high. This has given the company, one of the world's largest iron ore producers, considerable pricing power.

      The strong global economy also fueled record demand for energy products and made energy one of the strongest sectors of the S&P 500 during the period. Despite this, we opted to underweight energy stocks, making energy the one sector where the Fund lagged the index. In our view, the elevated level of oil prices is untenable over the long term. We feel the risk of a price correction was (and is) fairly large and prefer to take a conservative approach, owning companies that may hold up better in an environment of lower energy prices, such as major integrated oil companies.

      We continue to seek out stocks that have superior relative potential to achieve earnings growth in the coming three years while employing fixed-income and alternative investment strategies to manage portfolio risk.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2007. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Quest Opportunity Value Fund(SM) (Class A)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Quest Opportunity
                         Value Fund(SM) (Class A)              S&P 500 Index

       10/31/1997                $ 9,425                          $10,000
       01/31/1998                $ 9,731                          $10,760
       04/30/1998                $10,727                          $12,250
       07/31/1998                $10,297                          $12,396
       10/31/1998                $ 9,974                          $12,201
       01/31/1999                $10,365                          $14,258
       04/30/1999                $11,532                          $14,924
       07/31/1999                $11,227                          $14,900
       10/31/1999                $11,602                          $15,332
       01/31/2000                $11,213                          $15,732
       04/30/2000                $11,243                          $16,434
       07/31/2000                $10,895                          $16,236
       10/31/2000                $11,928                          $16,264
       01/31/2001                $12,503                          $15,590
       04/30/2001                $12,684                          $14,303
       07/31/2001                $12,625                          $13,910
       10/31/2001                $11,595                          $12,216
       01/31/2002                $11,796                          $13,075
       04/30/2002                $11,589                          $12,499
       07/31/2002                $10,348                          $10,625
       10/31/2002                $ 9,902                          $10,372
       01/31/2003                $ 9,684                          $10,067
       04/30/2003                $10,036                          $10,836
       07/31/2003                $10,721                          $11,756
       10/31/2003                $11,357                          $12,528
       01/31/2004                $12,213                          $13,545
       04/30/2004                $11,826                          $13,314
       07/31/2004                $12,042                          $13,303
       10/31/2004                $12,300                          $13,707
       01/31/2005                $12,977                          $14,387
       04/30/2005                $12,863                          $14,157
       07/31/2005                $13,421                          $15,171
       10/31/2005                $13,258                          $14,902
       01/31/2006                $13,621                          $15,880
       04/30/2006                $13,729                          $16,337
       07/31/2006                $13,353                          $15,987
       10/31/2006                $14,186                          $17,335
       01/31/2007                $15,093                          $18,182
       04/30/2007                $15,614                          $18,825
       07/31/2007                $15,986                          $18,565
       10/31/2007                $16,974                          $19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   12.77%     5-Year   10.07%     10-Year   5.43%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                  11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Quest Opportunity Value Fund(SM) (Class B)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Quest Opportunity
                         Value Fund(SM) (Class B)              S&P 500 Index

       10/31/1997                $10,000                          $10,000
       01/31/1998                $10,314                          $10,760
       04/30/1998                $11,356                          $12,250
       07/31/1998                $10,885                          $12,396
       10/31/1998                $10,529                          $12,201
       01/31/1999                $10,931                          $14,258
       04/30/1999                $12,147                          $14,924
       07/31/1999                $11,808                          $14,900
       10/31/1999                $12,184                          $15,332
       01/31/2000                $11,759                          $15,732
       04/30/2000                $11,774                          $16,434
       07/31/2000                $11,392                          $16,236
       10/31/2000                $12,456                          $16,264
       01/31/2001                $13,032                          $15,590
       04/30/2001                $13,205                          $14,303
       07/31/2001                $13,122                          $13,910
       10/31/2001                $12,032                          $12,216
       01/31/2002                $12,222                          $13,075
       04/30/2002                $11,984                          $12,499
       07/31/2002                $10,686                          $10,625
       10/31/2002                $10,207                          $10,372
       01/31/2003                $ 9,966                          $10,067
       04/30/2003                $10,306                          $10,836
       07/31/2003                $10,991                          $11,756
       10/31/2003                $11,625                          $12,528
       01/31/2004                $12,500                          $13,545
       04/30/2004                $12,104                          $13,314
       07/31/2004                $12,326                          $13,303
       10/31/2004                $12,590                          $13,707
       01/31/2005                $13,283                          $14,387
       04/30/2005                $13,167                          $14,157
       07/31/2005                $13,737                          $15,171
       10/31/2005                $13,571                          $14,902
       01/31/2006                $13,942                          $15,880
       04/30/2006                $14,053                          $16,337
       07/31/2006                $13,667                          $15,987
       10/31/2006                $14,520                          $17,335
       01/31/2007                $15,449                          $18,182
       04/30/2007                $15,982                          $18,825
       07/31/2007                $16,363                          $18,565
       10/31/2007                $17,374                          $19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   13.74%     5-Year   10.27%     10-Year   5.68%


                  12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Quest Opportunity Value Fund(SM) (Class C)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Quest Opportunity
                         Value Fund(SM) (Class C)              S&P 500 Index

       10/31/1997                $10,000                          $10,000
       01/31/1998                $10,314                          $10,760
       04/30/1998                $11,356                          $12,250
       07/31/1998                $10,885                          $12,396
       10/31/1998                $10,529                          $12,201
       01/31/1999                $10,929                          $14,258
       04/30/1999                $12,146                          $14,924
       07/31/1999                $11,810                          $14,900
       10/31/1999                $12,186                          $15,332
       01/31/2000                $11,761                          $15,732
       04/30/2000                $11,779                          $16,434
       07/31/2000                $11,401                          $16,236
       10/31/2000                $12,461                          $16,264
       01/31/2001                $13,042                          $15,590
       04/30/2001                $13,212                          $14,303
       07/31/2001                $13,129                          $13,910
       10/31/2001                $12,041                          $12,216
       01/31/2002                $12,231                          $13,075
       04/30/2002                $11,997                          $12,499
       07/31/2002                $10,696                          $10,625
       10/31/2002                $10,217                          $10,372
       01/31/2003                $ 9,974                          $10,067
       04/30/2003                $10,320                          $10,836
       07/31/2003                $11,003                          $11,756
       10/31/2003                $11,634                          $12,528
       01/31/2004                $12,488                          $13,545
       04/30/2004                $12,071                          $13,314
       07/31/2004                $12,266                          $13,303
       10/31/2004                $12,504                          $13,707
       01/31/2005                $13,174                          $14,387
       04/30/2005                $13,033                          $14,157
       07/31/2005                $13,566                          $15,171
       10/31/2005                $13,379                          $14,902
       01/31/2006                $13,721                          $15,880
       04/30/2006                $13,804                          $16,337
       07/31/2006                $13,401                          $15,987
       10/31/2006                $14,212                          $17,335
       01/31/2007                $15,090                          $18,182
       04/30/2007                $15,580                          $18,825
       07/31/2007                $15,920                          $18,565
       10/31/2007                $16,875                          $19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   17.73%     5-Year   10.56%     10-Year   5.37%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                  13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Quest Opportunity Value Fund(SM) (Class N)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Quest Opportunity
                         Value Fund(SM) (Class N)             S&P 500 Index

       03/01/2001                $10,000                         $10,000
       04/30/2001                $10,221                         $10,094
       07/31/2001                $10,170                         $ 9,817
       10/31/2001                $ 9,337                         $ 8,621
       01/31/2002                $ 9,496                         $ 9,227
       04/30/2002                $ 9,326                         $ 8,821
       07/31/2002                $ 8,327                         $ 7,499
       10/31/2002                $ 7,957                         $ 7,320
       01/31/2003                $ 7,772                         $ 7,104
       04/30/2003                $ 8,054                         $ 7,647
       07/31/2003                $ 8,599                         $ 8,296
       10/31/2003                $ 9,102                         $ 8,841
       01/31/2004                $ 9,779                         $ 9,559
       04/30/2004                $ 9,461                         $ 9,396
       07/31/2004                $ 9,623                         $ 9,388
       10/31/2004                $ 9,819                         $ 9,674
       01/31/2005                $10,351                         $10,154
       04/30/2005                $10,250                         $ 9,991
       07/31/2005                $10,683                         $10,707
       10/31/2005                $10,545                         $10,517
       01/31/2006                $10,825                         $11,207
       04/30/2006                $10,901                         $11,530
       07/31/2006                $10,594                         $11,282
       10/31/2006                $11,246                         $12,234
       01/31/2007                $11,954                         $12,832
       04/30/2007                $12,356                         $13,285
       07/31/2007                $12,639                         $13,102
       10/31/2007                $13,412                         $14,014

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   18.26%     5-Year   11.01%     Since Inception (3/1/01)   4.50%


                  14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Quest Opportunity Value Fund(SM) (Class Y)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Quest Opportunity
                         Value Fund(SM) (Class Y)              S&P 500 Index

       10/31/1997                $10,000                          $10,000
       01/31/1998                $10,336                          $10,760
       04/30/1998                $11,410                          $12,250
       07/31/1998                $10,969                          $12,396
       10/31/1998                $10,638                          $12,201
       01/31/1999                $11,058                          $14,258
       04/30/1999                $12,310                          $14,924
       07/31/1999                $12,001                          $14,900
       10/31/1999                $12,418                          $15,332
       01/31/2000                $12,017                          $15,732
       04/30/2000                $12,056                          $16,434
       07/31/2000                $11,701                          $16,236
       10/31/2000                $12,828                          $16,264
       01/31/2001                $13,455                          $15,590
       04/30/2001                $13,666                          $14,303
       07/31/2001                $13,606                          $13,910
       10/31/2001                $12,510                          $12,216
       01/31/2002                $12,740                          $13,075
       04/30/2002                $12,522                          $12,499
       07/31/2002                $11,193                          $10,625
       10/31/2002                $10,716                          $10,372
       01/31/2003                $10,491                          $10,067
       04/30/2003                $10,875                          $10,836
       07/31/2003                $11,624                          $11,756
       10/31/2003                $12,320                          $12,528
       01/31/2004                $13,250                          $13,545
       04/30/2004                $12,835                          $13,314
       07/31/2004                $13,073                          $13,303
       10/31/2004                $13,357                          $13,707
       01/31/2005                $14,101                          $14,387
       04/30/2005                $13,982                          $14,157
       07/31/2005                $14,591                          $15,171
       10/31/2005                $14,423                          $14,902
       01/31/2006                $14,824                          $15,880
       04/30/2006                $14,947                          $16,337
       07/31/2006                $14,548                          $15,987
       10/31/2006                $15,462                          $17,335
       01/31/2007                $16,457                          $18,182
       04/30/2007                $17,028                          $18,825
       07/31/2007                $17,443                          $18,565
       10/31/2007                $18,531                          $19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/07

1-Year   19.85%     5-Year   11.58%     10-Year   6.36%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                  15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95, and assumed responsibility for the Fund's portfolio stock selection on 1/1/05. The Fund's subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund's advisor prior to 11/22/95.

CLASS A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


                  16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------
                                     BEGINNING   ENDING      EXPENSES
                                     ACCOUNT     ACCOUNT     PAID DURING
                                     VALUE       VALUE       6 MONTHS ENDED
                                     5/1/07      10/31/07    OCTOBER 31, 2007
------------------------------------------------------------------------------
Class A Actual                       $1,000.00   $1,087.10   $ 7.28
------------------------------------------------------------------------------
Class A Hypothetical                  1,000.00    1,018.25     7.04
------------------------------------------------------------------------------
Class B Actual                        1,000.00    1,082.80    11.29
------------------------------------------------------------------------------
Class B Hypothetical                  1,000.00    1,014.42    10.92
------------------------------------------------------------------------------
Class C Actual                        1,000.00    1,083.10    11.24
------------------------------------------------------------------------------
Class C Hypothetical                  1,000.00    1,014.47    10.87
------------------------------------------------------------------------------
Class N Actual                        1,000.00    1,085.40     8.81
------------------------------------------------------------------------------
Class N Hypothetical                  1,000.00    1,016.79     8.52
------------------------------------------------------------------------------
Class Y Actual                        1,000.00    1,088.30     6.39
------------------------------------------------------------------------------
Class Y Hypothetical                  1,000.00    1,019.11     6.18

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2007 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A             1.38%
-----------------------------
Class B             2.14
-----------------------------
Class C             2.13
-----------------------------
Class N             1.67
-----------------------------
Class Y             1.21

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
--------------------------------------------------------------------------------


                  19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2007
--------------------------------------------------------------------------------

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--64.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.3%
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.9%
Liberty Media
Holding Corp.
-Interactive, Series A 1                               598,950   $   12,715,709
--------------------------------------------------------------------------------
MEDIA--5.2%
Comcast Corp., Cl. A 1                                 402,000        8,462,100
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series A 1                                             758,258       29,761,627
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                           1,058,628       38,830,475
                                                                 ---------------
                                                                     77,054,202

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
Office Depot, Inc. 1                                   144,200        2,705,192
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.9%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.5%
Costco Wholesale
Corp. 2                                                325,400       21,886,404
--------------------------------------------------------------------------------
FOOD PRODUCTS--2.4%
ConAgra Foods, Inc.                                    259,400        6,155,562
--------------------------------------------------------------------------------
Nestle SA                                               64,931       29,959,962
                                                                 ---------------
                                                                     36,115,524

--------------------------------------------------------------------------------
TOBACCO--5.0%
Altria Group, Inc. 2                                   625,600       45,625,008
--------------------------------------------------------------------------------
Loews Corp./Carolina
Group 2                                                326,400       27,998,592
                                                                 ---------------
                                                                     73,623,600

--------------------------------------------------------------------------------
ENERGY--4.2%
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.2%
BP plc, ADR                                            143,900       11,222,761
--------------------------------------------------------------------------------
Exxon Mobil Corp. 2                                    311,900       28,691,681
--------------------------------------------------------------------------------
Petroleo Brasileiro
SA, ADR                                                232,400       22,224,412
                                                                 ---------------
                                                                     62,138,854

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
FINANCIALS--9.8%
--------------------------------------------------------------------------------
CAPITAL MARKETS--4.0%
E*TRADE Financial
Corp. 1                                              1,591,000   $   17,723,740
--------------------------------------------------------------------------------
UBS AG                                                 768,080       41,223,318
                                                                 ---------------
                                                                     58,947,058

--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.7%
Wachovia Corp. 2                                       552,800       25,279,544
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.6%
Bank of America
Corp.                                                  481,800       23,261,304
--------------------------------------------------------------------------------
INSURANCE--2.0%
Ambac Financial
Group, Inc.                                            129,200        4,758,436
--------------------------------------------------------------------------------
Everest Re Group
Ltd.                                                   118,600       12,635,644
--------------------------------------------------------------------------------
National Financial
Partners Corp.                                         150,200        8,211,434
--------------------------------------------------------------------------------
Platinum
Underwriters
Holdings Ltd.                                          120,000        4,320,000
                                                                 ---------------
                                                                     29,925,514

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.5%
Freddie Mac 2                                          143,370        7,488,215
--------------------------------------------------------------------------------
HEALTH CARE--7.3%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.9%
deCODE genetics,
Inc. 1                                                 555,100        1,898,442
--------------------------------------------------------------------------------
Human Genome
Sciences, Inc. 1                                       749,800        7,093,108
--------------------------------------------------------------------------------
Orexigen
Therapeutics, Inc. 1                                   484,880        7,098,643
--------------------------------------------------------------------------------
Vanda
Pharmaceuticals,
Inc. 1                                                 827,760       12,416,400
                                                                 ---------------
                                                                     28,506,593

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Zimmer Holdings,
Inc. 1                                                  63,000        4,377,870


                  20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.7%
Medco Health
Solutions, Inc. 1                                       61,200   $    5,776,056
--------------------------------------------------------------------------------
Skilled Healthcare
Group, Inc., Cl. A 1                                   270,800        4,435,704
--------------------------------------------------------------------------------
WellPoint, Inc. 1,2                                    177,700       14,079,171
                                                                 ---------------
                                                                     24,290,931

--------------------------------------------------------------------------------
PHARMACEUTICALS--3.4%
Abbott Laboratories                                    165,600        9,045,072
--------------------------------------------------------------------------------
Medicines Co. (The) 1                                  530,400       10,157,160
--------------------------------------------------------------------------------
Novartis AG, ADR                                       416,400       22,139,988
--------------------------------------------------------------------------------
Schering-Plough
Corp.                                                  305,400        9,320,808
                                                                 ---------------
                                                                     50,663,028

--------------------------------------------------------------------------------
INDUSTRIALS--6.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.0%
Boeing Co.                                             182,000       17,943,380
--------------------------------------------------------------------------------
Orbital Sciences
Corp. 1                                                212,000        5,412,360
--------------------------------------------------------------------------------
Spirit Aerosystems
Holdings, Inc., Cl. A 1                                257,250        8,931,720
--------------------------------------------------------------------------------
United Technologies
Corp. 2                                                347,600       26,622,684
                                                                 ---------------
                                                                     58,910,144

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Sinomem Technology
Ltd. 1                                               3,107,000        2,766,585
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.3%
Siemens AG,
Sponsored ADR                                          148,000       20,182,760
--------------------------------------------------------------------------------
MACHINERY--0.6%
Navistar International
Corp. 1                                                133,700        8,423,100
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--16.6%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.6%
Cisco Systems, Inc. 1,2                                553,900       18,311,934
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                         111,500        4,764,395
                                                                 ---------------
                                                                     23,076,329

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.1%
International Business
Machines Corp.                                         142,800   $   16,581,936
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.4%
eBay, Inc. 1,2                                         419,900       15,158,390
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                   12,800        9,049,600
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                         356,200       11,077,820
                                                                 ---------------
                                                                     35,285,810

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--
1.1%
Texas Instruments,
Inc.                                                   510,100       16,629,260
--------------------------------------------------------------------------------
SOFTWARE--10.4%
Microsoft Corp. 2                                      914,000       33,644,340
--------------------------------------------------------------------------------
Novell, Inc. 1,2                                     1,186,600        8,970,696
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                       784,600       22,172,796
--------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1,2,4                                 4,722,550       88,689,489
                                                                 ---------------
                                                                    153,477,321

--------------------------------------------------------------------------------
MATERIALS--3.5%
--------------------------------------------------------------------------------
CHEMICALS--0.3%
Lubrizol Corp. (The)                                    75,100        5,097,788
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.6%
Texas Industries, Inc.                                  53,300        3,894,098
--------------------------------------------------------------------------------
Vulcan Materials Co.                                    51,800        4,429,418
                                                                 ---------------
                                                                      8,323,516

--------------------------------------------------------------------------------
METALS & MINING--2.6%
Carpenter Technology
Corp.                                                   76,600       11,100,106
--------------------------------------------------------------------------------
Companhia Vale do
Rio Doce, Sponsored
ADR                                                    615,400       19,428,178
--------------------------------------------------------------------------------
Usinas Siderurgicas
de Minas Gerais SA                                     100,000        8,389,911
                                                                 ---------------
                                                                     38,918,195

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.9%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
Sprint Nextel Corp.                                    799,400       13,669,740


                  21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
UTILITIES--1.1%
--------------------------------------------------------------------------------
ENERGY TRADERS--1.1%
AES Corp. (The) 1,2                                    468,800   $   10,037,008
--------------------------------------------------------------------------------
Dynegy, Inc., Cl. A 1                                  624,500        5,751,644
                                                                 ---------------
                                                                     15,788,652
                                                                 ---------------
Total Common Stocks
(Cost $783,376,136)                                                 956,110,678

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.6%
--------------------------------------------------------------------------------
Conseco, Inc., 3.50%
Cv. Sr. Unsec. Bonds,
9/30/35 5
(Cost $9,764,723)                                  $10,000,000        9,225,000

                                                     PRINCIPAL
                                                       AMOUNT/
                                                        SHARES
--------------------------------------------------------------------------------
STRUCTURED SECURITIES--1.9%
--------------------------------------------------------------------------------
Fhu-Jin Ltd.
Catastrophe Linked
Nts., Cl. B, 9.26%,
8/10/11 5,6                                          3,000,000        3,065,220
--------------------------------------------------------------------------------
Fremantle Ltd.
Catastrophe Linked
Nts., Cl. B, 7.238%,
6/28/10 5,6                                          1,000,000        1,008,950
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The),
Office Depot,
Inc./OfficeMax, Inc.
Cv. Linked Nts.,
17.10%, 11/26/07 7                                     200,000       11,547,800
--------------------------------------------------------------------------------
Successor Cal Quake
Parametric Ltd.
Catastrophe Linked
Nts., Cl. A-I, 12.948%,
6/6/08 5,7                                           3,000,000        3,029,850

                                                     PRINCIPAL
                                                       AMOUNT/
                                                        SHARES            VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Successor Euro Wind
Ltd. Catastrophe
Linked Nts., Cl. A-I,
10.948%, 6/6/08 5,6                                $ 3,000,000   $    2,977,950
--------------------------------------------------------------------------------
Successor Hurricane
Modeled Ltd.
Catastrophe Linked
Nts., Cl. B-I, 16.348%,
12/6/07 5,7                                          3,000,000        3,022,350
--------------------------------------------------------------------------------
Successor Japan
Quake Ltd.
Catastrophe
Linked Nts., Cl. A-I,
9.948%, 6/6/08 5,6                                   3,000,000        3,021,900
                                                                 ---------------
Total Structured Securities
(Cost $36,000,000)                                                   27,674,020

                                                        SHARES
--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--26.6%
--------------------------------------------------------------------------------
Oppenheimer
Institutional Money
Market Fund, Cl. E,
5.20% 3,4
(Cost $393,707,214)                                393,707,214      393,707,214

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $1,222,848,073)                                     93.8%   1,386,716,912
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF
LIABILITIES                                                6.2       91,633,799
                                                   -----------------------------
NET ASSETS                                               100.0%  $1,478,350,711
                                                   =============================


                  22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. All or a portion of the security was segregated by the Fund in the amount of $207,838,472 along with cash in the amount of $196,500,175, of which represented 160.17% of the market value of securities sold short. See Note 1 of accompanying Notes.

3. Rate shown is the 7-day yield as of October 31, 2007.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                       SHARES
                                                   OCTOBER 31,         GROSS            GROSS    OCTOBER 31,
                                                          2006     ADDITIONS       REDUCTIONS           2007
-------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                           411,573,319   691,125,368      708,991,473    393,707,214
Take-Two Interactive Software, Inc.                  4,722,550            --               --      4,722,550

                                                                                                    DIVIDEND
                                                                                        VALUE         INCOME
-------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                                       $  393,707,214   $ 20,830,492
Take-Two Interactive Software, Inc.                                                88,689,489             --
                                                                               ------------------------------
                                                                               $  482,396,703   $ 20,830,492
                                                                               ==============================

5. Represents the current interest rate for a variable or increasing rate security.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,074,020 or 0.68% of the Fund's net assets as of October 31, 2007.

7. Illiquid security. The aggregate value of illiquid securities as of October 31, 2007 was $17,600,000, which represents 1.19% of the Fund's net assets. See
Note 8 of accompanying Notes.

A sufficient amount of liquid assets has been designated to cover outstanding written put options, as follows:

                                                    CONTRACTS   EXPIRATION   EXERCISE      PREMIUM
                                               SUBJECT TO PUT        DATES      PRICE     RECEIVED         VALUE
-----------------------------------------------------------------------------------------------------------------
Capital One Financial Corp.                               500      1/21/08   $     65   $  129,996   $   210,000
Countrywide Financial Corp.                             4,000      1/21/08         25      587,982     3,800,000
E*TRADE Financial Corp.                                 1,518      1/21/08         20      169,813     1,335,840
WellPoint, Inc.                                           550      1/21/08         65       61,598        11,000
                                                                                        -------------------------
                                                                                        $  949,389   $ 5,356,840
                                                                                        =========================


                  23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                            SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK SECURITIES SOLD SHORT--(17.1)%
--------------------------------------------------------------------------------------------------------------------
Alcon, Inc.                                                                                (37,660)  $   (5,732,229)
--------------------------------------------------------------------------------------------------------------------
Big Lots, Inc. 1                                                                          (100,000)      (2,398,000)
--------------------------------------------------------------------------------------------------------------------
Fidelity NASDAQ Composite Index-Tracking Stock                                          (1,403,600)    (157,245,308)
--------------------------------------------------------------------------------------------------------------------
PowerShares QQQ                                                                         (1,582,200)     (87,068,466)
                                                                                                     ---------------
Total Common Stock Securities Sold Short (Proceeds $196,310,455)                                     $ (252,444,003)
                                                                                                     ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $727,176,371)                                                 $   904,320,209
Affiliated companies (cost $495,671,702)                                                       482,396,703
                                                                                           ----------------
                                                                                             1,386,716,912
-----------------------------------------------------------------------------------------------------------
Cash                                                                                             1,011,000
-----------------------------------------------------------------------------------------------------------
Cash used for collateral on options                                                             20,825,000
-----------------------------------------------------------------------------------------------------------
Deposits with broker for securities sold short                                                 196,310,455
-----------------------------------------------------------------------------------------------------------
Swaps, at value                                                                                156,907,958
-----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                46,888,782
Interest and dividends                                                                           4,273,842
Other                                                                                               61,950
                                                                                           ----------------
Total assets                                                                                 1,812,995,899

-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Short positions, at value (proceeds of $196,310,455)--
see accompanying statement of investments                                                      252,444,003
-----------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $949,389)--
see accompanying statement of investments                                                        5,356,840
-----------------------------------------------------------------------------------------------------------
Swaps, at value                                                                                 48,107,121
-----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Due to custodian                                                                                16,978,635
Investments purchased                                                                            8,007,448
Shares of beneficial interest redeemed                                                           2,666,503
Distribution and service plan fees                                                                 298,117
Transfer and shareholder servicing agent fees                                                      244,298
Trustees' compensation                                                                             233,497
Shareholder communications                                                                         225,963
Other                                                                                               82,763
                                                                                           ----------------
Total liabilities                                                                              334,645,188

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $ 1,478,350,711
                                                                                           ================

-----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                 $       435,718
-----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   1,172,293,566
-----------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                 (1,047,177)
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                  94,489,765
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                              212,178,839
                                                                                           ----------------
NET ASSETS                                                                                 $ 1,478,350,711
                                                                                           ================


                  25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,164,793,341
and 34,045,049 shares of beneficial interest outstanding)                                        $   34.21
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)  $   36.30
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $136,745,470 and 4,165,895 shares
of beneficial interest outstanding)                                                              $   32.82
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $140,021,649 and 4,277,526 shares
of beneficial interest outstanding)                                                              $   32.73
-----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $22,006,734 and 653,394 shares
of beneficial interest outstanding)                                                              $   33.68
-----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $14,783,517 and 429,892 shares of beneficial interest outstanding)                            $   34.39

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $604,176)              $ 13,357,420
Affiliated companies                                                                 20,830,492
------------------------------------------------------------------------------------------------
Interest                                                                              9,352,309
------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                  104,190
------------------------------------------------------------------------------------------------
Other income                                                                             43,845
                                                                                   -------------
Total investment income                                                              43,688,256

------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------
Management fees                                                                      12,218,314
------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                               2,801,255
Class B                                                                               1,462,866
Class C                                                                               1,393,970
Class N                                                                                 104,801
------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                               2,262,259
Class B                                                                                 258,835
Class C                                                                                 283,515
Class N                                                                                  60,435
Class Y                                                                                  48,740
------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                 300,144
Class B                                                                                  87,059
Class C                                                                                  35,690
Class N                                                                                   3,313
Class Y                                                                                      70
------------------------------------------------------------------------------------------------
Dividends on short sales (net of foreign withholding taxes of $23,962)                1,209,551
------------------------------------------------------------------------------------------------
Trustees' compensation                                                                   47,170
------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                              35,165
------------------------------------------------------------------------------------------------
Administration service fees                                                               1,500
------------------------------------------------------------------------------------------------
Other                                                                                   163,657
                                                                                   -------------
Total expenses                                                                       22,778,309
Less reduction to custodian expenses                                                     (5,085)
Less waivers and reimbursements of expenses                                            (395,918)
                                                                                   -------------
Net expenses                                                                         22,377,306

------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                21,310,950


                  27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)  $107,942,377
Closing and expiration of option contracts written                                      536,640
Foreign currency transactions                                                         1,478,331
Short positions                                                                         555,867
Swap contracts                                                                      (21,467,765)
Increase from payment by affiliates                                                     168,673
                                                                                   -------------
Net realized gain                                                                    89,214,123
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                          71,681,715
Translation of assets and liabilities denominated in foreign currencies               4,189,918
Option contracts written                                                             (4,398,304)
Short positions                                                                     (42,330,181)
Swap contracts                                                                      122,088,116
                                                                                   -------------
Net change in unrealized appreciation                                               151,231,264

------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $261,756,337
                                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                                      2007               2006
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                          $      21,310,950     $   17,197,289
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                     89,214,123         71,658,150
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                151,231,264         15,039,005
                                                                                               -------------------------------------
Net increase in net assets resulting from operations                                                 261,756,337        103,894,444

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                              (14,746,168)       (10,046,614)
Class B                                                                                                 (809,496)                --
Class C                                                                                                 (806,208)                --
Class N                                                                                                 (190,528)          (100,954)
Class Y                                                                                                 (214,516)          (250,160)
                                                                                               -------------------------------------
                                                                                                     (16,766,916)       (10,397,728)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                              (46,068,957)      (175,983,423)
Class B                                                                                               (6,486,147)       (27,064,716)
Class C                                                                                               (5,923,177)       (22,974,652)
Class N                                                                                                 (876,962)        (3,378,288)
Class Y                                                                                                 (626,139)        (3,563,267)
                                                                                               -------------------------------------
                                                                                                     (59,981,382)      (232,964,346)

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions:
Class A                                                                                             (126,775,122)      (127,453,722)
Class B                                                                                              (40,312,003)       (35,046,955)
Class C                                                                                              (19,374,057)       (18,827,596)
Class N                                                                                               (2,113,092)        (2,203,146)
Class Y                                                                                               (4,950,598)        (7,837,997)
                                                                                               -------------------------------------
                                                                                                    (193,524,872)      (191,369,416)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                                        (8,516,833)      (330,837,046)
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                1,486,867,544      1,817,704,590
                                                                                               -------------------------------------
End of period (including accumulated net investment income
(loss) of $(1,047,177) and $13,431,756, respectively)                                          $   1,478,350,711     $1,486,867,544
                                                                                               =====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  29 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED OCTOBER 31,                         2007            2006            2005           2004            2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     30.15     $     32.58     $     32.41    $     30.00     $     26.41
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .51 1           .36 1           .17 1          .07 1           .14
Net realized and unrealized gain                           5.17            1.67            2.27           2.41            3.71
                                                    ---------------------------------------------------------------------------
Total from investment operations                           5.68            2.03            2.44           2.48            3.85
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                       (.39)           (.24)           (.04)          (.07)           (.26)
Distributions from net realized gain                      (1.23)          (4.22)          (2.23)            --              --
                                                    ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.62)          (4.46)          (2.27)          (.07)           (.26)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     34.21     $     30.15     $     32.58    $     32.41     $     30.00
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        19.65%           7.00%           7.79%          8.30%          14.70%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $ 1,164,793     $ 1,146,503     $ 1,378,475    $ 1,459,053     $ 1,429,157
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $ 1,142,058     $ 1,238,504     $ 1,465,797    $ 1,497,594     $ 1,292,117
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      1.61%           1.22%           0.53%          0.23%           0.53%
Total expenses                                             1.40% 4         1.43% 4         1.33%          1.32%           1.44%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                         1.37%           1.43%           1.28%          1.32%           1.44%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      51%             66%            100%            64%             63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended October 31, 2007               1.43%
      Year Ended October 31, 2006               1.43%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  30 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS B     YEAR ENDED OCTOBER 31,                         2007            2006            2005           2004            2003
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     28.97     $     31.44     $     31.55     $    29.36     $     25.79
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .26 1           .13 1          (.08) 1        (.17) 1         (.11)
Net realized and unrealized gain                           4.97            1.62            2.20           2.36            3.68
                                                    ----------------------------------------------------------------------------
Total from investment operations                           5.23            1.75            2.12           2.19            3.57
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                       (.15)             --              --             --              --
Distributions from net realized gain                      (1.23)          (4.22)          (2.23)            --              --
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.38)          (4.22)          (2.23)            --              --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     32.82     $     28.97     $     31.44     $    31.55     $     29.36
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        18.74%           6.22%           6.94%          7.46%          13.84%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   136,745     $   159,147     $   210,856     $  278,215     $   424,121
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   146,748     $   178,815     $   247,951     $  342,847     $   527,653
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.84%           0.47%          (0.27)%        (0.54)%         (0.19)%
Total expenses                                             2.17% 4         2.18% 4         2.12%          2.11%           2.20%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                         2.14%           2.18%           2.07%          2.11%           2.20%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      51%             66%            100%            64%             63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended October 31, 2007             2.20%
      Year Ended October 31, 2006             2.18%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  31 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED OCTOBER 31,                         2007            2006            2005           2004            2003
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     28.91     $     31.38     $     31.48     $    29.29     $     25.77
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .26 1           .13 1          (.07) 1        (.16) 1         (.06)
Net realized and unrealized gain                           4.96            1.62            2.20           2.35            3.63
                                                    ----------------------------------------------------------------------------
Total from investment operations                           5.22            1.75            2.13           2.19            3.57
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                       (.17)             --              --             --            (.05)
Distributions from net realized gain                      (1.23)          (4.22)          (2.23)            --              --
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.40)          (4.22)          (2.23)            --            (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     32.73     $     28.91     $     31.38     $    31.48     $     29.29
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        18.73%           6.23%           6.99%          7.48%          13.88%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   140,022     $   141,981     $   174,735     $  190,426     $   205,336
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   139,758     $   154,404     $   187,520     $  203,073     $   198,226
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.85%           0.47%          (0.22)%        (0.51)%         (0.19)%
Total expenses                                             2.16% 4         2.18% 4         2.08%          2.06%           2.17%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                         2.13%           2.18%           2.02%          2.06%           2.17%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      51%             66%            100%            64%             63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended October 31, 2007             2.19%
      Year Ended October 31, 2006             2.18%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  32 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS N     YEAR ENDED OCTOBER 31,                    2007         2006         2005        2004         2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 29.68      $ 32.12      $ 32.06     $ 29.72      $ 26.21
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .40 1        .25 1        .05 1      (.05) 1       .09
Net realized and unrealized gain                      5.10         1.66         2.24        2.39         3.65
                                                   -----------------------------------------------------------
Total from investment operations                      5.50         1.91         2.29        2.34         3.74
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                  (.27)        (.13)          --          -- 2       (.23)
Distributions from net realized gain                 (1.23)       (4.22)       (2.23)         --           --
                                                   -----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.50)       (4.35)       (2.23)         --         (.23)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 33.68      $ 29.68      $ 32.12     $ 32.06      $ 29.72
                                                   ===========================================================

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   19.26%        6.64%        7.39%       7.89%       14.39%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $22,007      $21,431      $25,539     $26,382      $19,538
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $21,086      $24,755      $27,162     $23,702      $17,677
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                          1.28%        0.87%        0.17%      (0.15)%       0.23%
Total expenses                                        1.73% 5      1.77% 5      1.69%       1.73%        2.14%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                    1.70%        1.77%        1.64%       1.69%        1.73%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 51%          66%         100%         64%          63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2007            1.76%
         Year Ended October 31, 2006            1.77%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  33 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED OCTOBER 31,                    2007         2006         2005        2004         2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 30.28      $ 32.70      $ 32.52     $ 30.11      $ 26.53
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .56 1        .41 1        .22 1       .12 1        .20
Net realized and unrealized gain                      5.20         1.69         2.28        2.41         3.72
                                                   -----------------------------------------------------------
Total from investment operations                      5.76         2.10         2.50        2.53         3.92
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                  (.42)        (.30)        (.09)       (.12)        (.34)
Distributions from net realized gain                 (1.23)       (4.22)       (2.23)         --           --
                                                   -----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.65)       (4.52)       (2.32)       (.12)        (.34)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 34.39      $ 30.28      $ 32.70     $ 32.52      $ 30.11
                                                   ===========================================================

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   19.85%        7.21%        7.98%       8.42%       14.97%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $14,784      $17,806      $28,100     $30,831      $30,124
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $15,189      $23,687      $29,815     $30,649      $27,078
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 1.77%        1.39%        0.69%       0.38%        0.74%
Total expenses                                        1.25% 4      1.24% 4      1.17%       1.16%        1.33%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                    1.21%        1.23%        1.12%       1.16%        1.23%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 51%          66%         100%         64%          63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3 Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2007            1.28%
         Year Ended October 31, 2006            1.24%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  34 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its


                  35 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each securities' market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold, matures or expires.

--------------------------------------------------------------------------------
SECURITIES SOLD SHORT. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund records the proceeds as a deposit with the broker in its Statement of Assets and Liabilities. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.


                  36 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                  37 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED           ACCUMULATED   OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                  LOSS  FOR FEDERAL INCOME
     INCOME                    GAIN    CARRYFORWARD 1,2,3        TAX PURPOSES
     ------------------------------------------------------------------------
     $130,429,172       $74,829,292              $169,405        $100,774,186

1. The Fund had $169,405 of straddle losses which were deferred.

2. During the fiscal year ended October 31, 2007, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended October 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                 REDUCTION TO                     INCREASE TO
                                  ACCUMULATED                 ACCUMULATED NET
     INCREASE TO               NET INVESTMENT                   REALIZED GAIN
     PAID-IN CAPITAL                   INCOME                ON INVESTMENTS 4
     ------------------------------------------------------------------------
     $10,723,697                  $19,022,967                      $8,299,270

4. $10,723,697, including $8,903,107 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

                                              YEAR ENDED           YEAR ENDED
                                        OCTOBER 31, 2007     OCTOBER 31, 2006
     ------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                    $     38,205,589     $     73,736,564
     Long-term capital gain                   38,542,709          169,625,510
                                        -------------------------------------
     Total                              $     76,748,298     $    243,362,074
                                        =====================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                  38 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

             Federal tax cost of securities          $  1,225,451,890
             Federal tax cost of other investments        (88,459,008)
                                                     ----------------
             Total federal tax cost                  $  1,136,992,882
                                                     ================

             Gross unrealized appreciation           $    260,389,702
             Gross unrealized depreciation               (159,615,516)
                                                     ----------------
             Net unrealized appreciation             $    100,774,186
                                                     ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2007, the Fund's projected benefit obligations were increased by $8,917 and payments of $12,453 were made to retired trustees, resulting in an accumulated liability of $213,094 as of October 31, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                  39 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED OCTOBER 31, 2007     YEAR ENDED OCTOBER 31, 2006
                                     SHARES           AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------
CLASS A
Sold                              2,510,817    $  78,501,341      3,156,644    $  92,608,542
Dividends and/or
distributions reinvested          1,935,781       57,666,925      6,108,760      174,466,185
Redeemed                         (8,427,993)    (262,943,388)   (13,548,536)    (394,528,449)
                                 ------------------------------------------------------------
Net decrease                     (3,981,395)   $(126,775,122)    (4,283,132)   $(127,453,722)
                                 ============================================================

---------------------------------------------------------------------------------------------
CLASS B
Sold                                419,426    $  12,661,988        623,703    $  17,563,977
Dividends and/or
distributions reinvested            245,156        7,053,152        939,523       25,949,614
Redeemed                         (1,992,292)     (60,027,143)    (2,775,477)     (78,560,546)
                                 ------------------------------------------------------------
Net decrease                     (1,327,710)   $ (40,312,003)    (1,212,251)   $ (35,046,955)
                                 ============================================================

---------------------------------------------------------------------------------------------
CLASS C
Sold                                296,492    $   8,943,128        397,470    $  11,161,293
Dividends and/or
distributions reinvested            216,370        6,207,650        760,831       20,976,105
Redeemed                         (1,147,201)     (34,524,835)    (1,813,917)     (50,964,994)
                                 ------------------------------------------------------------
Net decrease                       (634,339)   $ (19,374,057)      (655,616)   $ (18,827,596)
                                 ============================================================


                  40 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                 YEAR ENDED OCTOBER 31, 2007     YEAR ENDED OCTOBER 31, 2006
                                     SHARES           AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------
CLASS N
Sold                                139,625    $   4,317,651        187,209    $   5,389,710
Dividends and/or
distributions reinvested             36,261        1,066,438        122,955        3,467,323
Redeemed                           (244,641)      (7,497,181)      (383,112)     (11,060,179)
                                   ----------------------------------------------------------
Net decrease                        (68,755)   $  (2,113,092)       (72,948)   $  (2,203,146)
                                   ==========================================================

---------------------------------------------------------------------------------------------
CLASS Y
Sold                                111,107    $   3,500,038        181,884    $   5,332,127
Dividends and/or
distributions reinvested             28,115          840,655        133,197        3,813,427
Redeemed                           (297,418)      (9,291,291)      (586,333)     (16,983,551)
                                   ----------------------------------------------------------
Net decrease                       (158,196)   $  (4,950,598)      (271,252)   $  (7,837,997)
                                   ==========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2007, were as follows:

                                    PURCHASES            SALES
--------------------------------------------------------------
Investment securities            $431,222,771     $709,833,732

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                       FEE SCHEDULE
                       ---------------------------------
                       Up to $1.0 billion          0.85%
                       Next $500 million           0.80
                       Next $500 million           0.75
                       Next $500 million           0.70
                       Next $500 million           0.65
                       Next $500 million           0.60
                       Next $500 million           0.55
                       Over $4.0 billion           0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2007, the Fund paid $2,964,962 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.


                  41 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2007 for Class C and Class N shares were $8,310,261 and $660,343, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                       CLASS A         CLASS B         CLASS C         CLASS N
                       CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                     FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                 SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                   RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED         DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
----------------------------------------------------------------------------------------------
October 31, 2007    $  185,250      $    6,484      $  243,302      $    5,150      $      848


                  42 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2007, OFS waived $621 and $1,865 for Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended October 31, 2007, the Manager waived $393,432 for IMMF management fees.

      The Distributor paid the Fund $1,580 in restitution as part of a settlement with respect to an investigation of certain agreements between the Distributor and various financial intermediaries that had selling agreements with the Distributor. The payment increased the Fund's total returns by less than 0.01%.

      During the year ended October 31, 2007, the Manager voluntarily reimbursed the Fund $167,093 for certain transactions. The payment increased the Fund's total returns by less than 0.01%.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of October 31, 2007, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.


                  43 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY Continued

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2007 was as follows:

                                         CALL OPTIONS               PUT OPTIONS
                                ---------------------   ------------------------
                                NUMBER OF   AMOUNT OF   NUMBER OF     AMOUNT OF
                                CONTRACTS    PREMIUMS   CONTRACTS      PREMIUMS
--------------------------------------------------------------------------------
Options outstanding as of
October 31, 2006                      265   $ 139,253          --   $        --
Options written                     1,430     488,191       7,050     1,003,324
Options closed or expired          (1,695)   (627,444)         --            --
Options exercised                      --          --        (482)      (53,935)
                                   ---------------------------------------------
Options outstanding as of
October 31, 2007                       --   $      --       6,568   $   949,389
                                   =============================================

--------------------------------------------------------------------------------
7. CREDIT DEFAULT SWAP CONTRACTS

A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps to hedge an existing position or to obtain exposure to a security or market by purchasing or selling credit protection. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security.


                  44 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

      The periodic interest fees are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain (loss) upon payment. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Credit default swaps are marked to market daily using primarily quotations from counterparties and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, adverse pricing when purchasing bonds to satisfy its delivery obligation, and the need to fund the delivery obligation (either cash or defaulted securities depending on whether the Fund is the purchaser or seller of the credit default swap contract, respectively).

Information regarding such credit default swaps as of October 31, 2007 is as follows:

                                                                    PAY/
                                           BUY/SELL   NOTIONAL   RECEIVE
               REFERENCE                     CREDIT     AMOUNT     FIXED   TERMINATION
COUNTERPARTY   ENTITY                    PROTECTION     (000S)      RATE         DATES           VALUE
-------------------------------------------------------------------------------------------------------
Deutsche
Bank AG,
London
Branch:
               Custom basket of
               Asset-Backed Securities         Sell   $ 10,000    19.500%     11/25/39   $ (10,000,000)
               Custom basket of
               Asset-Backed Securities          Buy     60,000     3.244      11/25/39      43,637,797
               Custom basket of
               Asset-Backed Securities         Sell     20,000    15.423       4/25/36     (18,881,945)
               Custom basket of
               Asset-Backed Securities          Buy    106,000     2.910       4/25/36      50,122,452
               Custom basket of
               Asset-Backed Securities         Sell     20,500    19.250       7/25/45     (19,225,176)
               Custom basket of
               Asset-Backed Securities          Buy    121,790     3.150       7/25/45      62,716,229
-------------------------------------------------------------------------------------------------------
Lehman
Brothers
International,
Europe         CDX.NA.IG.8 Index                Buy     10,000     2.870       6/20/14         431,480
                                                                                         --------------
                                                                                         $ 108,800,837
                                                                                         ==============


                  45 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of October 31, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower.

      As of October 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.


                  46 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
11. SUBSEQUENT EVENT

On November 19, 2007, the Fund's Board of Trustees voted to freeze participation in the retirement plan for the Board's independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.


                  47 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER QUEST FOR VALUE FUNDS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Opportunity Value Fund, (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 13, 2007


                  48 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.7909 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 8, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions should be multiplied by 6.40% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $14,667,111 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2007, $1,555,239 or 9.65% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $24,255,971 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  49 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  50 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took


                  51 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira, the portfolio manager for the Fund, and the Manager's Value investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load flexible portfolio funds advised by the Manager and by other investment advisers. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other flexible portfolio funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees and total expenses are higher than its peer group median. The Board also noted that, for each quarter during the renewal period through August 31, 2008, the Manager has voluntarily agreed to reduce its advisory fee rate by .10% of the Fund's average daily net assets if the Funds trailing one-year total return performance, measured at the end of the prior calendar quarter is in the fifth quintile of the Fund's Lipper peer group. If the Fund's total return performance at the end of a subsequent calendar quarter improves to the fourth


                  52 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND quintile of the Fund's Lipper peer group, the advisory fee reduction will be ..05% and if the Fund's total return performance in a subsequent calendar quarter improves to the third or higher quintile of the Fund's Lipper peer group, the advisory fee reduction will be terminated for the remainder of the renewal period.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                  53 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                          COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR
                                  HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,               Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General
Chairman of the Board of          Partner of Trivest Venture Fund (private venture capital fund); President of
Trustees (since 2001),            Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the
Trustee (since 1987)              following open-end investment companies: Cash Assets Trust (1984), Premier VIT
Age: 74                           (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the
                                  OppenheimerFunds complex.

DAVID K. DOWNES,                  President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
Trustee (since 2005)              (investment management company) (since January 2004); President of The Community
Age: 67                           Reinvestment Act Qualified Investment Fund (investment management company) (since
                                  January 2004); Independent Chairman of the Board of Trustees of Quaker Investment
                                  Trust (registered investment company) (since January 2004); Director of Internet
                                  Capital Group (information technology company) (since October 2003); Chief
                                  Operating Officer and Chief Financial Officer of Lincoln National Investment
                                  Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of
                                  Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and
                                  Trustee of Delaware Investment Family of Funds (1993-2003); President and Board
                                  Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                  National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of
                                  Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President
                                  and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief
                                  Administrative Officer, Chief Financial Officer, Vice Chairman and Director of
                                  Equitable Capital Management Corporation (investment subsidiary of Equitable Life
                                  Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company
                                  (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                  (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                  (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff
                                  Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 63
                                  portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 63 portfolios in the
Trustee (since 1998)              OppenheimerFunds complex.
Age: 74

LACY B. HERRMANN,                 Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment
Trustee (since 1987)              company) (since December 2004); Chairman of Aquila Management Corporation and
Age: 78                           Aquila Investment Management LLC (since August 1984); Chief Executive Officer and
                                  President of Aquila Management Corporation (August 1984-December 1994); Vice
                                  President, Director and Secretary of Aquila Distributors, Inc. (distributor of
                                  Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President
                                  and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT");
                                  President and Director of STCM Management Company, Inc. (sponsor and adviser to
                                  CCMT); Chairman, President and Director of InCap Management Corporation;
                                  Sub-Advisor and Administrator of Prime Cash Fund & Short Term Asset Reserves;


                  54 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

LACY B. HERRMANN,                Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004);
Continued                        Trustee of Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                 General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of
Trustee (since 2001)             Special Value Opportunities Fund, LLC (registered investment company) (since September 2004);
Age: 64                          Member of Zurich Financial Services Investment Advisory Board (insurance) (since October 2004);
                                 Chairman (since August 2007) and Trustee (since August 1991) of the Board of Governing Trustees of The Jackson Laboratory (non-profit); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment
                                 Partners, LLC (private equity investment) (January 1999-September 2004); Trustee of Research
                                 Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy
                                 Economics Institute of Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 63 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               MR. MURPHY IS AN "INTERESTED TRUSTEE" BECAUSE HE IS AFFILIATED WITH THE MANAGER BY VIRTUE OF
AND OFFICER                      HIS POSITIONS AS AN OFFICER AND DIRECTOR OF THE MANAGER, AND AS A SHAREHOLDER OF ITS PARENT
                                 COMPANY. THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                 FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR
                                 UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM,
                                 OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of
Trustee (since 2005) and         the Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer
President and Principal          funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent
Executive Officer (since 2001)   holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of
Age: 58                          the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc.
                                 and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since
                                 July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                 Management Corporation, Trinity Investment Management Corporation and Tremont Capital
                                 Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI
                                 Private Investments, Inc. (since July 2001); President (since November 2001) and Director
                                 (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                 Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997);
                                 Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management
                                 LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company
                                 Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the
                                 OppenheimerFunds complex.


                  55 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                   THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. FERREIRA, ZACK,
OF THE FUND                      GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                 CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

EMMANUEL FERREIRA,               Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments
Vice President and Portfolio     (July 1999-December 2002). An officer of 3 portfolios in the OppenheimerFunds complex.
Manager (since 2003)
Age: 40

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief         Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer               Management and Shareholder Services, Inc. (since March 2004); Vice President of
(since 2004)                     OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Age: 57                          Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the
                                 Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal          following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting           Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership
Officer (since 1999)             Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 48                          OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000),
                                 OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy
                                 Program (charitable trust program established by the Manager) (since June 2003); Treasurer and
                                 Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since
                                 May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset
                                 Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                                 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,               Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer              (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                     1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer              Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                     Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                          complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2001)           Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel
Age: 59                          of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
                                 General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997)
                                 and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                 plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December
                                 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                 President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                 Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of
                                 OFI Private Investments, Inc. and OFI Trust Company (since November


                  56 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

ROBERT G. ZACK,                  2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
Continued                        President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003);
                                 Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the
                                 OppenheimerFunds complex.

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary              (April 2001-April 2004), Associate General Counsel (December 2000-April 2004). An officer of
(since 2004)                     102 portfolios in the OppenheimerFunds complex.
Age: 39

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary              Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                     (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the
Age: 43                          OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary              2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003)
(since 2001)                     of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since
Age: 42                          October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since
                                 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                                 Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October
                                 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  57 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $69,000 in fiscal 2007 and $72,500 in fiscal 2006.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2007 and $216,204 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2007 and $216,204 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)      No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S AUDIT COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Audit Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b)      Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    12/11/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    12/11/2007

By:      /s/ Brian W. Wixted
         ---------------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    12/11/2007